UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.)

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Dorman Products, Inc.
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Notice of Annual Meeting of Shareholders
May 20, 2009

Dear Shareholder:

All shareholders of Dorman Products, Inc., a Pennsylvania corporation, are cordially invited to attend the Annual Meeting of Shareholders to be held at the law offices of Blank Rome LLP, One Logan Square, Philadelphia, Pennsylvania 19103 on Wednesday, May 20, 2009 at 8:30 a.m., Eastern Daylight Time, to consider and act upon the following matters:

•	Election of our six nominees as directors, each to serve for a term of one year to expire at the next annual meeting of shareholders and until his successor has been selected and qualified.

•	Ratification of KPMG LLP as our independent registered public accounting firm for the 2009 fiscal year.

•	Approval of the 2008 Stock Option and Stock Incentive Plan.

•	Any other business as may properly come before the Annual Meeting or any adjournments thereof.

Only shareholders of record as of the close of business on March 27, 2009 are entitled to notice of and to vote at the Annual Meeting and any adjournments thereof.

The Notice of Internet Availability of Proxy Materials was mailed to our shareholders beginning on or about April 8, 2009.

Your vote is important.  Whether or not you attend the meeting, we urge you to vote promptly.

By Order of the Board of Directors

/s/ Thomas J. Knoblauch

THOMAS J. KNOBLAUCH
Vice President, General Counsel and
Assistant Secretary

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 20, 2009.

Our Notice, our proxy statement and our Annual Report on Form 10-K for the fiscal year ended December 27, 2008 are available at www.stocktrans.com/eproxy/dorman2009.

Dorman Products, Inc.
3400 East Walnut Street
Colmar, Pennsylvania  18915

Proxy Statement

This proxy statement and accompanying proxy card are for the solicitation of proxies by the Board of Directors of Dorman Products, Inc., a Pennsylvania corporation (the terms “we”, “our”, “us”, and the “Company” refer to Dorman Products, Inc.), for our use at our Annual Meeting of Shareholders to be held on Wednesday, May 20, 2009 at 8:30 a.m., Eastern Daylight Time, and any adjournments of the Annual Meeting.  The Annual Meeting will be held at the law offices of Blank Rome LLP, One Logan Square, Philadelphia, Pennsylvania 19103.  This proxy statement is posted to the Internet at http://www.stocktrans.com/eproxy/dorman2009 and Notice of Internet Availability was mailed to our shareholders on or about April 8, 2009.

The Board of Directors has fixed the close of business on March 27, 2009 as the record date for the determination of shareholders entitled to receive notice of and to vote at the Annual Meeting and any adjournments of the Annual Meeting.  As of the close of business on March 27, 2009, there were 17,654,573 shares of the Company’s common stock outstanding, each of which is entitled to one vote.  All share information set forth in this proxy statement has been adjusted to reflect our two-for-one stock split in March 2005.

You can vote your shares in any of the following ways:

●	Via the Internet: Go to www.votestock.com and follow the instructions outlined on the secure Web site.

●	By telephone: Call toll free 1-866-578-5350 and follow the instructions provided on the recorded message.

●	In writing: Complete, sign and date your proxy card and return your proxy card by mail.

●	In person: If you are a shareholder as of the close of business on the record date, you may vote in person at the Annual Meeting.

If you vote via the Internet or by telephone, your vote must be received by 11:59 p.m. Eastern Daylight Time on May 19, 2009.

Proxies may be revoked at any time prior to being voted at the Annual Meeting by written notice to our Assistant Secretary or by attending the Annual Meeting and voting in person.  If you give us your completed proxy but do not specify how to vote, we will vote your shares: (i) “FOR” the election of our six nominees as directors; (ii) “FOR” the ratification of the appointment of KPMG LLP as our independent registered public accounting firm; and (iii) “FOR” the approval of our 2008 Stock Option and Incentive Plan.  If any other matters properly come before the Annual Meeting, the persons named in the accompanying proxy card will vote on these matters in accordance with their best judgment.

Presence at the Annual Meeting in person or by proxy of the holders of a majority of the Company’s common stock is necessary to constitute a quorum. If the meeting is adjourned for one or more periods aggregating at least 15 days due to the absence of a quorum, shareholders who are entitled to vote and who attend the adjourned meeting, even though they do not constitute a quorum as described above at the adjourned meeting, will constitute a quorum for the purpose of acting on any matter described in this proxy statement.

The director candidates who receive the most votes will be elected to fill the available seats on our Board of Directors. Approval of the other proposals requires the favorable vote of a majority of the votes cast. Only votes “for” or “against” a proposal count. Abstentions and broker nonvotes count for quorum purposes but not for voting purposes. Broker nonvotes occur on a matter when a bank, brokerage firm or other nominee is not permitted by applicable regulatory requirements to vote on that matter without instruction from the owner of the shares and no instruction is given. Absent instructions from you, your broker may vote your shares on the election of directors and ratification of the appointment of our independent registered public accounting firm, but may not vote your shares on the approval of our 2008 Stock Option and Stock Incentive Plan.  In addition, withhold votes in regard to the election of directors count for quorum purposes.

Governance of the Company

Committees of the Board of Directors

The Board has three standing committees:  the Executive Committee, the Audit Committee and the Compensation and Nominating Committee.

Executive Committee.  The Executive Committee has general authority over the supervision and direction of the finances and business of the Company and has the power and authority of the Board in the management of the business and affairs of the Company between meetings of the Board.  Currently, Richard N. Berman and Steven L. Berman serve on the Executive Committee.

Audit Committee.  The Audit Committee is responsible for reviewing reports of our financial results, audits and internal controls.  The Audit Committee selects our independent registered public accounting firm, reviews such firm’s procedures for ensuring their independence with respect to the services performed for us and pre-approves the professional services provided by the independent registered public accounting firm.  The responsibilities of the Audit Committee are further described in the Audit Committee Charter adopted by the Board of Directors, a copy of which  is available on the Company’s website at www.dormanproducts.com.

Currently, George L. Bernstein (Chairman), John F. Creamer, Jr., Paul R. Lederer and Edgar W. Levin serve on the Audit Committee.  Each member of the Audit Committee, in the opinion of the Board of Directors, is independent as defined under the applicable listing standards of the NASDAQ Stock Market.  The Board has determined that Mr. Bernstein qualifies as an audit committee financial expert as defined by the rules of the Securities and Exchange Commission.

Compensation and Nominating Committee.  The Compensation and Nominating Committee is responsible for annually reviewing, approving and recommending to the Board of Directors for its approval, the compensation of our Chairman and Chief Executive Officer and all of our other executive officers.  The Compensation and Nominating Committee administers our Employee Stock Option Plan and 401(k) Retirement Plan and approves participation in and all awards, grants and related actions under our equity compensation plans and Executive Bonus Plan.

The Compensation and Nominating Committee is also responsible for recommending qualified candidates to the Board for election as directors of the Company, and has recommended to the Board the slate of directors that the Board proposes for election by shareholders at the Annual Meeting.  The responsibilities of the Compensation and Nominating Committee are further described in the Compensation and Nominating Committee Charter adopted by the Board of Directors, a copy of which is available on the Company’s website at www.dormanproducts.com.

Currently, George L. Bernstein, John F. Creamer, Jr., Paul R. Lederer and Edgar W. Levin (Chairman) serve on the Compensation and Nominating Committee.  Each member of the Compensation and Nominating Committee, in the opinion of the Board of Directors, is independent as defined under the applicable listing standards of the NASDAQ Stock Market.

Director Nomination Process

The Compensation and Nominating Committee is responsible for, among other matters, annually presenting to the Board of Directors a list of individuals recommended for nomination for election as directors at the annual meeting of shareholders.  The Compensation and Nominating Committee assists the Board of Directors in identifying, interviewing and recruiting candidates as necessary for the Board of Directors.  The Compensation and Nominating Committee also has the authority as it deems appropriate to retain a search firm to identify and evaluate director candidates.

Before recommending a director, the Compensation and Nominating Committee reviews his or her qualifications to determine whether the director candidate meets the qualifications described below.  In the case of an incumbent director, the Compensation and Nominating Committee also reviews the director’s service to the Company during the past term, including the number of Board and committee meetings attended, quality of participation and whether the candidate continues to meet the qualifications for a director as described below.  After completing this evaluation, the Compensation and Nominating Committee makes a formal recommendation to the full Board of Directors as to election or re-election of the candidate.

Director Candidates Nominated by Shareholders.  Under our Amended and Restated By-Laws, shareholders entitled to vote in the election of directors at the meeting at which directors are to be elected may nominate one or more persons for election as a director by personally delivering or mailing a letter addressed to our President at 3400 East Walnut Street, Colmar, Pennsylvania 18915 via a nationally-recognized express mail service or the United States mail, postage prepaid.  Such letter must be received by us not less than one hundred and twenty (120) days prior to the date one year from the date of the immediately preceding annual meeting of shareholders.  In the event of a special meeting of shareholders, the letter must be received not later than the close of business on the tenth day following the day on which notice of the special meeting was first given to shareholders.

The following information must be included in the letter:

•	Name and address of shareholder intending to make the nomination and of the person or persons to be nominated;

•	A representation that the shareholder is a shareholder of record and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice;

•	A description of all arrangements and understandings between the shareholder and each nominee and any other person or persons pursuant to which the nomination was made;

•
Such other information regarding each nominee proposed by such shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission (“SEC”) had the nominee been nominated by the Board of Directors; and

•	The written consent of each nominee to serve as a director of the Company if so elected.

A nomination specified in the letter may be presented at the meeting only by the shareholder who gave such letter, in person or by proxy.  The presiding officer of the meeting may declare invalid any nomination not made in compliance with the foregoing procedure.

Director Qualifications.   In order to be nominated for director, a director candidate must be a natural person at least eighteen (18) years of age.  In addition, director qualifications include, among other factors, capability, availability to serve, conflicts of interest and moral character.  Additional special criteria apply to directors being considered to serve on a particular committee of the Board of Directors.  For example, members of the Audit Committee must meet additional standards of independence and have the ability to read and understand our financial statements.

Meetings of the Board of Directors and Committees

During the fiscal year ended December 27, 2008, the Board of Directors held five meetings.  The Executive Committee did not hold any meetings, the Audit Committee held four meetings and the Compensation and Nominating Committee held one meeting.  Each director attended at least 75% of the meetings of the Board and Committees of which they were a member during fiscal year 2009.

Director Independence

The Board of Directors has determined that the following directors, constituting a majority of the members of the Board, are independent as defined in the applicable listing standards of the NASDAQ Stock Market:  George L. Bernstein, John F. Creamer, Jr., Paul R. Lederer and Edgar W. Levin.  Under applicable SEC and NASDAQ Stock Market rules, the existence of certain “related party” transactions above certain thresholds between a director and the Company are required to be disclosed and may preclude a finding by the Board of Directors that the director is independent. During its review of director independence, there were no transactions or relationships between the Company and independent directors or any member of their immediate family (or any entity of which an independent director or an immediate family member is an executive officer, general partner or significant equity holder) which required disclosure.

Attendance at Annual Meeting of Shareholders

It is the policy of the Board of Directors that, absent sufficient cause, all of our directors attend our Annual Meeting of Shareholders.  All of our directors attended last year’s Annual Meeting of Shareholders.

Communication with the Board of Directors

Shareholders may communicate with the Board of Directors or any individual director by sending a letter addressed to the Board of Directors or the individual director c/o Thomas J. Knoblauch, Assistant Secretary, Dorman Products, Inc. at 3400 East Walnut Street, Colmar, Pennsylvania 18915.  All shareholder communications will be delivered to the director to whom such correspondence is addressed.

Proposal I – Election of Directors

Our Amended and Restated By-Laws provide that our business shall be managed by or under the direction of a Board of Directors of not less than two nor more than seven directors, which number shall be fixed from time to time by the Board of Directors.  The Board of Directors has fixed the number of directors at six.  The Board of Directors has determined that four of the members of the Board are independent as defined in the applicable listing standards of the NASDAQ Stock Market.  Each of the six directors shall be elected at the Annual Meeting for a term that expires at the next annual shareholder’s meeting.  Each director shall hold office for the term for which he was elected and until his successor is selected and qualified.  Proxies solicited by the Board of Directors will, unless otherwise directed, be voted to elect the six nominees named below to constitute the entire Board of Directors.

Our Compensation and Nominating Committee is responsible for recommending qualified candidates to the Board of Directors that the Board proposes for election by the Shareholders.  All of the nominees are current directors of the Company and are nominated by the independent members of the Board of Directors.  All nominees were recommended to the Board by the Compensation and Nominating Committee.  In the event any of the nominees shall be unable or unwilling to serve as a director, the persons named on the proxy intend to vote “FOR” the election of any person as may be nominated by the Board of Directors in substitution. The Company has no reason to believe that any of the nominees named below will be unable to serve as a Director if elected.

The following table sets forth certain information, as of the Record Date, as to each nominee for the office of director:

Name	Age	Position	Director Since

Richard N. Berman	52	Chairman of the Board of Directors and Chief Executive Officer	1978

Steven L. Berman	49	President, Secretary-Treasurer, and Director	1978

George L. Bernstein	77	Director	1991

John F. Creamer, Jr.	78	Director	1995

Paul R. Lederer	69	Director	1998

Edgar W. Levin	76	Director	1991

The following information about our directors is based, in part, upon information supplied by such persons.  Unless otherwise indicated, each individual has had the same principal occupation for more than five years.

Richard N. Berman has been Chairman of the Board of Directors and Chief Executive Officer of the Company since October 24, 2007.  Prior to that date, he served as Chairman of the Board of Directors, President and Chief Executive Officer since the Company’s inception in October 1978.

Steven L. Berman has been President, Secretary-Treasurer and a director of the Company since October 24, 2007.  Prior to that date he served as Executive Vice President, Secretary-Treasurer and a director of the Company since its inception.

George L. Bernstein has served as a director since 1991.  Mr Bernstein has been President of GLB Consulting, a management consulting firm located in Philadelphia, PA, since 2002.  He was Chief Financial Officer of Howard Fischer Associates International, Inc., an executive search firm, from 1994 to 2002.  Previously he was Chief Operating Officer of Dilworth, Paxson, Kalish & Kauffman, a law firm in Philadelphia, Pennsylvania that he joined in 1991.

John F. Creamer, Jr. has served as a director since 1995.  Mr. Creamer is currently President of Distribution Marketing Services, Inc., a marketing consulting firm for the automotive aftermarket located in Phoenix, Arizona.  He is a former director and former vice chairman of the Board of Directors of Echlin Corporation, an automotive parts company, and past president of the Automotive Warehouse Distributors Association (AWDA).

Paul R. Lederer has served as a director since 1998.  Mr. Lederer is past Executive Vice President of Federal-Mogul Corporation, a global manufacturer of a broad range of non-discretionary parts primarily for automobiles, light trucks, heavy trucks, and farm and construction vehicles.  Prior to joining Federal-Mogul, Mr. Lederer was President and Chief Operating Officer of Fel-Pro Incorporated, a private manufacturer of gaskets and related products for the internal combustion engine, which was acquired by Federal-Mogul in 1998.  Before joining Fel-Pro, he was a consultant to several automotive parts companies.  Mr. Lederer is currently a director of O’Reilly Automotive, an automotive parts retailer, Proliance International, Inc., an automotive parts company, and Maximus, Inc., a provider of program management and consultative services to state and local governments.

Edgar W. Levin has served as a director since 1991.  Mr. Levin has been President of Ed Levin Associates, a management consulting firm, located in Boynton Beach, FL, since 1988.  Prior thereto, from 1984 to 1988, he was Senior Vice President of Paramount Communications, Inc. (Gulf & Western, Inc.), a media and entertainment company.

None of the above nominees, except for Richard and Steven Berman who are brothers, are related to any other nominee or to any executive officer of the Company.

The Board Recommends a Vote “For” the Election of the Six Nominees listed above as Directors.

Director Compensation

The following table sets forth certain information regarding the annual and long-term compensation earned by or awarded to each non-employee director who served on our Board of Directors during the fiscal year ended December 27, 2008.  Directors who are our employees are not compensated for their services as directors.

Name	Fees Earned or Paid in Cash ($)	Option Awards (1) ($)	All Other Compensation ($)	Total ($)
(a)	(b)	(d)	(g)	(h)

George L. Bernstein	$55,400	$0	$0	$55,400

Edgar W. Levin	50,500	0	0	50,500

John F. Creamer, Jr.	50,000	0	0	50,000

Paul R. Lederer	50,000	0	0	50,000

(1)
No annual stock option grants were made as compensation for director services in 2008.  As of fiscal year ended December 27, 2008, the aggregate number of option awards held by each of our non-employee directors is as follows:  George L. Bernstein – 52,000; Edgar W. Levin – 48,000; John F. Creamer, Jr. – 6,000; and, Paul R. Lederer – 50,000.

Each of our non-employee directors receives an annual retainer of $37,500 plus $1,500 for each Board of Directors meeting attended and $1,000 for each Committee meeting attended.  The Chairman of the Audit Committee receives an additional $1,350 for each Audit Committee meeting attended.  The Chairman of the Compensation and Nominating Committee receives an additional $500 for each Compensation and Nominating Committee meeting attended.  Directors are eligible for participation in our equity incentive plans, although, no option awards or restricted stock awards were granted to directors in fiscal year 2008.  We have not granted shares of stock nor paid non-equity incentive plan compensation to our directors nor do our directors participate in a Company-sponsored pension or deferred compensation plan.  As a result, columns relating to these items have been deleted from the table above.

Compensation Discussion and Analysis

Overview

George L. Bernstein, John F. Creamer, Jr., Paul R. Lederer and Edgar W. Levin are the members of the Compensation and Nominating Committee and Mr. Levin is the Committee Chairman.  In this “Compensation Discussion and Analysis” section, the terms “we”, “our”, “us”, and the “Committee” refer to the Compensation and Nominating Committee of the Board of Directors.

This Compensation Discussion and Analysis focuses on the Committee’s compensation philosophy and objectives regarding executive compensation; our role and management’s role in establishing executive compensation; the components of our executive compensation program; and the process of setting executive compensation.  Our executive compensation program is designed to promote the successful implementation of our annual strategic plan as approved by the Board of Directors as well as long-term growth and profitability.

Executive Compensation Philosophy and Objectives

The two primary objectives of our executive compensation program are to attract and retain executive talent to help ensure our future success and to reward our executives for the successful achievement of corporate financial and other goals (i.e. “pay for performance”).  Our program creates an environment of shared risk between our executive officers and our shareholders by including equity based awards and cash compensation based on Company performance as part of our executive compensation program.  We believe that our “pay for performance” program should focus management’s attention on achieving both annual performance targets and profitable growth over a longer time period.  The program is designed to reward management for the achievement of both short and long term strategic objectives as established by the Board of Directors.

The executive compensation program should be substantial enough to attract and retain skillful and knowledgeable management while at the same time being mindful of our responsibility to control costs on behalf of our shareholders.  Our compensation philosophy reflects a commitment to compensate executives competitively with other companies in the industry while rewarding specific executives for achieving levels of operational excellence and financial returns that ensure positive short and long-term business performance and continual growth in shareholder value.  We believe that the overall compensation program must be competitive with other compensation programs within our industry in order to attract and retain the qualified individuals necessary to manage the Company and address the significant challenges faced by it.

We encourage our executives to think, act, and eventually become, shareholders through our equity based awards.  We intend the program to reward executives for taking well-measured risks with our capital in order to generate returns for our shareholders.  At the same time, we intend our executives to share in the potential downside if such investments result in poor performance.

We believe that total amounts of compensation should generally reflect an executive’s experience, skill, knowledge, responsibility and performance within our Company.  Amounts should typically increase with increases in an executive’s functional role and his or her ability to affect our Company’s performance results.  As position and responsibility increase within the Company, a greater portion of the executive’s total compensation becomes performance based pay contingent upon the achievement of performance objectives.

The Committee’s Role in Establishing Executive Compensation

The Committee’s responsibilities are outlined in the Compensation and Nominating Committee Charter.  We are responsible for annually reviewing, approving and recommending to the Board of Directors for its approval, the corporate goals and objectives relevant to the Chairman and Chief Executive Officer and for evaluating the performance of the Chairman and Chief Executive Officer in light of those goals and objectives. With respect to compensation, we are responsible for annually reviewing, approving and recommending to the Board of Directors for its approval, the compensation of the Chairman and Chief Executive Officer and the other executive officers of the Company.

We also approve participation in and all awards, grants and related actions under our equity plans and administer the Employee Stock Purchase Plan and the 401(k) Retirement Plan.  In addition, we annually review and approve and recommend to the Board of Directors for its approval, any executive employment agreements, severance arrangements, change in control arrangements, and any special or supplemental benefits, in each case as, when, and if appropriate.

The Committee holds a meeting at least once each fiscal year a portion of which is held in executive session without members of management present.  Prior to the meeting, Mr. Levin meets with the General Counsel to establish a meeting agenda and the Committee will meet with the General Counsel and other outside advisors as needed.  We also meet with the Chief Executive Officer and with other senior members of management as needed.

In preparation for our annual compensation committee meeting, the Committee reviews materials provided by management which management believes will be helpful in enabling us to perform our duties.  This material includes financial reports on year-to-date performance; reports on performance against goals and objectives approved by the Board of Directors; and reports on the current compensation levels of our executive officers including base salary, bonus and equity awards.  We review benchmarking information on compensation programs and compensation levels at peer group companies prepared periodically on our behalf.

We review, on an annual basis, the performance of the Committee and the effectiveness of our compensation program in achieving the intended outcome.

Management’s Role in Establishing Executive Compensation

Management’s most important role in the executive compensation process is to work together with us to establish strategic plans and business performance targets and objectives against which management will be measured.  The Chief Executive Officer provides us with his evaluations on the performance of the other executive officers, performance evaluations of certain other key employees, and recommends salary and bonus levels, and equity awards.

The Components of the Executive Compensation Program

Elements of compensation for our executives include base salary, bonus, performance-based cash compensation, equity incentive in the form of stock options and restricted stock awards, 401(k) plan participation, an employee stock purchase plan, perquisites and other benefits, and post-employment compensation.

Base Salary

We establish and approve annual base salaries for the Chief Executive Officer and, upon recommendation of the Chief Executive Officer, annual base salaries for all of the executive officers of the Company.  In deciding the amount of annual base salaries, we take into consideration independent compensation studies prepared periodically on our behalf.  Although we do not believe in establishing base salaries only on the basis of benchmarking, we do believe that benchmarking reports are a useful salary evaluation tool.  We intend that overall compensation, including base salary, reflect the performance of each individual executive over time.  Base salaries are set at levels that we determine adequately reward and retain capable executives, including the Chief Executive Officer, without targeting any specific quartile of any compensation survey data for total compensation or any component of total compensation.  In establishing base salary, we consider the executive’s individual performance, the importance of and skills required in a particular executive position, and the executive’s total amount of experience.

Executive Bonus Plan

The executive officers named in the Summary Compensation Table were eligible to participate in the Executive Bonus Plan for fiscal year 2008.  The Executive Bonus Plan has three components:  (i) an annual performance bonus, (ii) a three-year compounded growth performance bonus, and (iii) a discretionary bonus.  The annual performance bonus and the three-year compounded growth performance bonus are each based on the Company’s growth in pre-tax (pre-bonus) income subject to adjustment as described in the Executive Bonus Plan.

The amount of the annual performance bonus is equal to the executive officer’s eligible bonus amount, as set forth in the Executive Bonus Plan, multiplied by two times the percentage annual growth in our adjusted pre-tax income.  The eligible bonus amount for each of Richard N. Berman and Steven L. Berman is $520,000.  The eligible bonus amount for each of the other three participating executive officers is $280,000.  The three-year compounded growth performance bonus component is based on the Company’s growth in adjusted pre-tax income over a three-year performance cycle.  The Executive Bonus Plan provides for three three-year performance cycles:  fiscal 2006 through fiscal 2008, fiscal 2007 through fiscal 2009 and fiscal 2008 through 2010.  After the completion of a three-year cycle, the participating officers will each receive a bonus payment of $50,000 if our compounded three-year growth in pre-tax income is between 5.0% and 10.0%, a payment of $100,000 if the pre-tax income increase is between 10.0% and 15.0% and a payment of $150,000 if the pre-tax income increase is greater than 15%.  No compounded growth performance bonus will be paid if the compounded three-year growth in pre-tax income is below 5.0%.  Fifty percent of an executive officer’s earned bonus pursuant to the annual performance bonus component and the three-year compounded growth performance component will be paid in the first quarter of the year following the year in which the bonus was earned; the remaining fifty percent is paid in four equal quarterly installments 180, 270, 360 and 450 days after the fiscal year end.  The executive officer must be employed full-time on the scheduled date of payment to receive that portion of the bonus. Amounts earned under the Executive Bonus Plan relating to the annual performance bonus and the three-year compounded growth performance bonus by the named executive officers are included in the Summary Compensation Table under the column heading “Non-Equity Incentive Compensation”.

In addition, we have the authority to award discretionary bonuses pursuant to the Executive Bonus Plan to executive officers based upon the executive officer’s contribution, responsibility and performance during the year.  Amounts earned as discretionary bonuses by the named executive officers are included in the Summary Compensation Table under the column heading “Bonus.” Discretionary bonus amounts are paid in the first quarter of the year following the year in which the bonus was earned.

Equity Awards

Our equity compensation program is designed to provide the Committee the flexibility to award long-term equity compensation incentives from several types of equity-based awards.  We provide our executive officers with long-term incentives in the form of incentive or non-qualified stock options under our Incentive Stock Option Plan which will expire in December 2009.  Upon shareholder approval of the 2008 Stock Option and Stock Incentive Plan, we will also be able to grant awards of restricted shares to our executive officers.

We award stock options and, in the future, restricted stock awards, to our Chief Executive Officer as determined by us and our other executive officers based upon the recommendation of the Chief Executive Officer, taking into consideration the responsibility of each executive officer, the financial performance of the Company and such other factors as we deem appropriate, consistent with our compensation philosophy.  However, we have not established specific target awards governing the receipt, timing or size of equity awards.  Thus, determinations with respect to the granting of stock options and restricted stock awards are subjective in nature.

401(k) Retirement Plan

Executive officers are entitled to participate in the Company’s 401(k) Retirement Plan and to receive a portion of the Company’s voluntary contribution in shares of the Company’s common stock in accordance with the 401(k) Plan.

The 401(k) Plan is administered by a third-party administrator and is available to all employees once they have met certain age and service requirements.  Individual accounts are maintained for the cash contributions made on behalf of each eligible employee and each eligible employee has a choice of investment options from among a variety of mutual funds and professionally managed accounts as to the contributions to his account.  There are two types of contributions to the 401(k) Plan:  (1) an employee can make a voluntary contribution of the employee’s compensation which we deduct from the employees normal compensation (legal limitations may restrict the maximum voluntary contribution by an employee in any given year); and (2) we may make discretionary contributions, in cash, common stock or a combination thereof, which is allocated among the participants based on the employee’s annual compensation compared to the total annual compensation of all eligible employees.

Benefits are payable at age 65 (normal retirement), total disability, death, or upon early employment termination.  There are vesting requirements for our contributions, but not for the employee’s voluntary contributions.  The vesting schedule provides for twenty percent vesting each year after one year of service, with one hundred percent vesting at six years or more.

For the fiscal year ended December 27, 2008, we contributed an amount equal to four percent of each eligible employee’s annual compensation (with certain limitations to highly compensated employees).  Our contribution was funded entirely in cash.

Employee Stock Purchase Plan

Executive officers are entitled to participate in the Company’s Employee Stock Purchase Plan subject to the restrictions and limitations in the Employee Stock Plan.  We believe that our executive officers should acquire a vested interest in our growth and earnings.  Under the Employee Stock Purchase Plan, employees may purchase shares of the Company’s common stock at a fifteen percent discount to the current trading price.

Post-Employment Compensation

We have entered into employment agreements and severance agreements described later in this proxy statement consistent with our efforts to attract and retain qualified executives.  We continue to compete for executive-level talent in an industry where employment agreements with change-in-control and termination payments, as well as severance plans or agreements, are typically provided to executives.  In addition, since we do not have employment agreements with our executives (except for the employment agreements discussed in this proxy statement below), we believe the severance agreements will encourage participating executives to remain in our employ and permit such individuals to remain focused on the Company’s strategic business objectives during the course of their employment by providing at least some relief from concerns related to job security.

As described in further detail later in this proxy statement, we have entered into employment agreements with Richard N. Berman and Steven L. Berman.  Assuming the termination of employment of these individuals as of December 27, 2008, Richard N. Berman and Steven L. Berman would each be entitled to three years of salary continuation equal to $514,370 per year payable in bi-weekly installments, an annual payment in lieu of bonus of $150,000 for three years, and health benefits continuation approximately equal to $11,000 per year for three years.  Total benefits would equal approximately $2,026,110 for each executive and would not begin until the date six months after their respective dates of termination.

As described in further detail later in this proxy statement, we have entered into severance agreements with Mathias J. Barton and Joseph M. Baretta pursuant to which each of them would receive six months salary continuation in the event of a termination of employment without cause.

We do not provide pension benefits, post-employment health coverage, non-qualified defined contribution or other deferred compensation plans to our executive officers other than as described in the individual employment agreements discussed in this proxy statement.  Our employees, including our executive officers, are employees-at-will and as such do not have employment contracts with us, except in the case of Richard N. Berman and Steven L. Berman and employees of certain foreign subsidiaries.

Perquisites and Other Benefits

We annually review the perquisites that our executive officers receive.  The President receives the use of a leased automobile for which the lease and the insurance are paid by the Company.  The remaining senior executives receive an auto allowance.  All members of senior management are eligible to participate in our Company’s other benefits plans on the same terms as other employees.  These plans include medical and dental insurance, life insurance, 401(k) Retirement Plan, and the Employee Stock Purchase Plan.  Relocation benefits are generally reimbursed pursuant to our relocation benefits policy but may be individually negotiated on an as needed basis.

The Process of Establishing Executive Compensation

Although we typically have only one formal meeting at the end of each fiscal year, our executive compensation evaluation process is continuous.  We begin by reviewing and recommending to the Board of Directors for its approval the corporate goals and objectives for the Chief Executive Officer and other members of the senior management team.  This process includes open communications with the Chief Executive Officer regarding the sufficiency of the strategic plan and other performance targets.  Performance objectives for management are typically based on, among other things, growth in pre-tax income annually and over a longer term.

Although we do not believe in setting compensation levels based on benchmarking, we do periodically acquire reports of senior management compensation at companies that offer products similar to ours.  We use these reports as one source of information, but not as a primary factor in setting executive compensation levels because no company that publicly reports executive compensation levels is similar to our Company in size and profitability.  We did not acquire a benchmarking report for the fiscal 2009 executive compensation process.  Our most recent benchmarking report acquired for fiscal 2007 executive compensation evaluation process included compensation amounts paid at companies of similar size in the automotive aftermarket segment.

We also consider other relevant factors such as historical compensation amounts; competitive pay practices generally; relative compensation levels among our senior management team; and general economic conditions.  After considering our corporate goals and objectives along with all other relevant factors, we establish compensation levels for each of the senior executive officers.

Executive Compensation

The following table sets forth certain information regarding the annual and long-term compensation earned during the fiscal year ended December 27, 2008 by the Chief Executive Officer, the Chief Financial Officer and the three most highly compensated executive officers whose aggregate salaries and bonuses exceeded $100,000 for services rendered in all capacities during the fiscal year ended December 27, 2008 (collectively referred to as the named executive officers).

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation (1) ($)	Total ($)
(a)	(b)	(c)	(d)	(f)	(g)	(i)	(j)

Richard N. Berman Chief	2008	$514,370	$246,500	$0	$0	$21,200	$782,070
Chairman of the Board,	2007	499,500	100,000	0	243,459	9,000	851,959
Executive Officer	2006	485,000	75,000	0	50,000	8,800	618,800

Steven L. Berman	2008	514,370	246,500	0	0	9,200	770,070
President, Secretary-	2007	499,500	100,000	0	243,459	9,000	851,959
Treasurer and Director	2006	485,000	75,000	0	50,000	8,800	618,800

Mathias J. Barton	2008	297,520	77,000	0	0	9,200	383,720
Senior Vice President,	2007	273,017	25,000	0	154,170	9,000	461,187
Chief Financial Officer	2006	265,065	0	0	50,000	8,800	323,865

Joseph M. Beretta	2008	265,065	52,000	0	0	9,200	326,265
Senior Vice President,	2007	270,689	0	0	154,170	9,000	433,859
Product	2006	237,380	0	0	50,000	8,800	296,180

Fred V. Frigo	2008	237,380	26,000	0	0	9,200	272,580
Senior Vice President,	2007	230,587	0	0	154,170	9,000	393,757
Operations	2006	223,745	0	0	50,000	8,800	282,545

(1)
Amounts shown for Richard N. Berman include $12,000 in annual automobile allowance and $9,200 in estimated contribution to the Company’s 401(k) Plan.  Amounts shown for all other named executive officers include the estimated contribution to the Company’s 401(k) Plan on behalf of such named executive.  As part of the named executive officers’ annual compensation, we provide certain perquisites and other personal benefits, including an annual automobile allowance.  Perquisites and other personal benefits for all named executive officers other than Richard N. Berman are not included in the table since the total to each of such individuals did not exceed $10,000 in fiscal 2008 and 2007.

Elements of compensation for our named executive officers include salary, bonus, equity incentive awards, non-equity incentive plan compensation, and other perquisites.  The base salaries for the named executive officers were set by our Compensation and Nominating Committee at the Compensation and Nominating Committee meeting in December of 2008 at which time the Committee also approved the discretionary bonuses to be paid to the named executive officers and the executive incentive plan for fiscal year 2009.  No options were granted to our named executive officers in fiscal years 2008, 2007, or 2006.  Our executive compensation philosophy, process, and programs are more fully discussed in the Compensation Discussion and Analysis section of this proxy statement.  As of December 27, 2008, we have not granted shares of restricted stock to our named executive officers.  Our named executive officers do not participate in a company-sponsored pension or deferred compensation plan.  As a result, columns relating to these items have been deleted from the table above.

Outstanding Equity Awards Value at Fiscal Year Ended December 27, 2008

The following table includes certain information with respect to the value of all unexercised options previously awarded to the named executive officers named at December 27, 2008.

	Option Awards

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)		Option Exercise Price ($)	Option Expiration Date
(a)	(b)	(c)	(d)		(e)	(f)
Richard N. Berman Chairman of the Board and Chief Executive Officer	-	-	(1)	-	-	-

Steven L. Berman Executive President Secretary-Treasurer and Director	-	-	(1)	-	-	-

Mathias J. Barton Senior	75,000	-	(2)	-	$1.50	7/8/2011
Vice President,	45,000	-	(3)	-	5.08	5/30/2013
Chief Financial Officer	16,000	4,000	(4)	-	12.48	1/3/2015

Joseph M. Beretta Senior Vice	100,000	-	(5)	-	8.01	2/2/2014
President, Product	16,000	4,000	(4)	-	12.48	1/3/2015

Fred V. Frigo Senior Vice	10,000	-	(6)	-	0.50	11/15/2009
President, Operations	20,000	-	(7)	-	1.50	7/9/2011
	10,000	-	(8)	-	4.00	6/30/2012
	40,000	-	(9)	-	7.14	12/18/2013
	16,000	4,000	(4)	-	12.48	1/3/2015

(1)	Richard N. Berman and Steven L. Berman have not received option awards.
(2)	These options vested in five equal annual installments beginning on July 9, 2002.
(3)	These options vest in five equal annual installments beginning on May 30, 2004.
(4)	These options vest in five equal annual installments beginning on January 3, 2005.
(5)	These options vest in five equal annual installments beginning on February 2, 2005.
(6)	These options vested in five equal annual installments beginning on November 15, 1999.
(7)	These options vested in five equal annual installments beginning on July 9, 2001.
(8)	These options vested in five equal annual installments beginning on June, 20, 2002.
(9)	These options vest in five equal annual installments beginning on December 18, 2003.

We did not grant shares of stock to our named executive officers during the fiscal year ended December 27, 2008.  As a result, columns related to stock awards have been deleted from the table above.

Grants of Plan-Based Awards in Fiscal Year Ended December 27, 2008

We did not grant stock options during the fiscal year ended December 27, 2008 to our named executive officers.  As a result, we have not included the Grants of Plan Based Awards table in this proxy statement.

Option Exercises and Stock Vested in Fiscal Year Ended December 27, 2008

There were no stock options exercised by any of the named executive officers during the fiscal year ended December 27, 2008.  We currently do not grant restricted stock awards as part of our equity incentive plans.  As a result, we have not included the Grants of Plan Based Awards table in this proxy statement.

Employment Agreements

Agreements with Richard N. Berman and Steven L. Berman

On April 1, 2008, we entered into individual employment agreements with each of Richard N. Berman, Chairman of the Board and CEO, and Steven L. Berman, President and COO.  The agreements have an initial term of three years expiring March 31, 2011.  On each anniversary of the effective date, the term of each agreement will automatically extend for an additional one year unless further extended or earlier terminated as provided in each agreement.  Each of the employment agreements provides for: (i) a base salary of approximately $514,370 per year during the term of the agreements (which salary may be increased but not decreased from time to time as determined by the Compensation and Nominating Committee of the Company) and (ii) eligibility for an annual bonus and other benefits provided under the Company’s Executive Bonus Plan or other plans maintained by the Company, in such amounts as determined by the Compensation and Nominating Committee, in its sole discretion.  Each of the employment agreements provide that each of Steven L. Berman and Richard N. Berman are entitled to participate in other employment benefits plans or arrangements generally available to executive officers of the Company, four weeks paid vacation per year and the use of an automobile and related expenses provided for by the Company.  On December 27, 2008, Richard N. Berman and Steven L. Berman each had an annual base salary of $514,370.

Under the terms of the agreements, Richard N. Berman and Steven L. Berman will each receive his then current salary, an annual payment in lieu of bonuses equal to $150,000, and medical, dental, vision, and hospitalization insurance benefits through the remaining term following termination without “Cause”, for “Good Reason”, termination resulting from death or disability, or termination for any reason within twelve (12) months following a “Change-in-Control”.

In the event of termination for “Cause” or without “Good Reason,” each of Richard N. Berman and Steven L. Berman shall be entitled to receive any earned or unpaid salary through the date of termination, reimbursement of properly incurred business expenses, payment for accrued and unused vacation days and payment for any vested accrued benefits or other payments properly due and owing under the agreements with respect to termination for “Cause” or without “Good Reason”.

“Cause” means the occurrence of any one of the following as determined by our Board of Directors: (i) the willful and continued failure by the Executive to attempt in good faith substantially to perform his obligations under this Agreement (other than any such failure resulting from the Executive’s incapacity due to a Disability); provided, however, that the Company shall have provided the Executive with written notice that such actions are occurring and, where practical, the Executive has been afforded at least thirty (30) days to cure same; (ii) the indictment of the Executive for, or his conviction of or plea of guilty or nolo contendere to, a felony or any other crime involving moral turpitude or dishonesty; or (iii) the Executive’s willfully engaging in misconduct in the performance of his duties for the Company or other than in the performance of his duties for the Company (including, but not limited to, theft, fraud, embezzlement, and securities law violations or a violation of the Company’s Code of Conduct or other written policies) that is materially injurious to the Company, or, in the good faith determination of the Compensation Committee, is potentially materially injurious to the Company, monetarily or otherwise.

“Good Reason” means the occurrence of any of the following events without the Executive’s consent: (i) a material diminution of the authorities, duties or responsibilities of the Executive set forth in the agreement; (ii) the loss of any of the titles of the Executive with the Company set forth in the agreement ; (iii) a reduction by the Company in the Executive’s Base Salary; (iv) a material change in the Executive’s primary place of employment; (v) the failure by the Compensation Committee to nominate or re-nominate the Executive to serve as, with respect to Richard N. Berman, Chairman of the Board or, with respect to Steven L. Berman, as a member of the Board or removal of the Executive as, with respect to Richard N. Berman, Chairman of the Board or, with respect to Steven L. Berman, as a member of the Board (other than as a result of or due to the Executive’s death or Disability, because of a legal prohibition under applicable law or regulation, or for “Cause,” as defined above); (vi) the assignment to the Executive of duties or responsibilities which are materially inconsistent with any of his duties and responsibilities set forth in the agreement; or (vii) a change in the reporting structure so that the Executive reports to someone other than as specified in the agreement;  provided, however, that, within ninety (90) days of any such event having occurred, the Executive shall have provided the Company with written notice that such events have occurred and afforded the Company thirty (30) days to cure same.

“Change of Control” means the occurrence of any one of the following events (i) any person or other entity (other than any of the Company’s subsidiaries or any employee benefit plan sponsored by the Company or any of its subsidiaries) including any person as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), becomes the beneficial owner, as defined in Rule 13d-3 under the Exchange Act, directly or indirectly, of more than fifty percent (50%) of the total combined voting power of all classes of capital stock of the Company normally entitled to vote for the election of directors of the Company (the “Voting Stock”); (ii) the Board and/or the shareholders of the Company approve the sale of all or substantially all of the property or assets of the Company and such sale occurs; (iii) the Board and/or the shareholders of the Company approve a consolidation or merger of the Company with another entity (other than with any of the Company’s subsidiaries), the consummation of which would result in the shareholders of the Company immediately before the occurrence of the consolidation or merger owning, in the aggregate, less than 50% of the Voting Stock of the surviving entity, and such consolidation or merger occurs; or (iv) a change in the board of directors of the Company occurs with the result that the members of the board on the effective date of this Agreement (the “Incumbent Directors”) no longer constitute a majority of such board of directors, provided that any person becoming a director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest or the settlement thereof, including but not limited to a consent solicitation, relating to the election of directors of the Company) whose election or nomination for election was supported by more than half of the then Incumbent Directors shall be considered an Incumbent Director for purposes hereof.

Each of the agreements also provide for non-solicitation and non-competition provisions for the term of the agreements and two years thereafter.  The agreements also include standard confidentiality and trade secret provisions typically included in agreements of this type.

Assuming the termination of employment of these individuals as of December 27, 2008, Richard N. Berman and Steven L. Berman would each be entitled to three years of salary continuation equal to $514,370 per year payable in bi-weekly installments, an annual payment in lieu of bonus of $150,000 for three years, and health benefits continuation approximately equal to $11,000 per year for three years.  Total benefits payable upon termination of either agreement would equal approximately $2,026,110 for each executive and would not begin until the date six months after their respective dates of termination.  Under the terms of these employment agreements, in the event that there is an excise tax imposed on Richard N. Berman or Steven L. Berman with respect to any payments following a termination of employment, the Company is obligated to pay each of them an additional amount so as to eliminate any financial impact that arises from the excise tax imposed on them.

Agreements with Other Executive Officers

We have entered into a severance agreement with Mathias J.  Barton, Senior Vice President and Chief Financial Officer.  Pursuant to the terms of the severance agreement, Mr. Barton is entitled to six months of salary continuation in the event of the termination of his employment without cause.  Assuming the termination of his employment without cause as of December 27, 2008, Mr. Barton would be entitled to six months of salary continuation payment equal to approximately $148,760, payable in bi-weekly installments through June 26, 2009.

We have entered into a severance agreement with Joseph M. Beretta, Senior Vice President, Product.  Pursuant to the terms of the severance agreement, Mr. Beretta is entitled to six months of salary continuation in the event of the termination of his employment without cause.  Assuming termination of employment without cause as of December 27, 2008, Mr. Beretta would be entitled to six months of salary continuation payment equal to $139,325, payable in bi-weekly installments through June 26, 2009.

Compensation and Nominating Committee Report

The Compensation and Nominating Committee met with management to review and discuss the Compensation Discussion and Analysis.  Based upon the review and discussions referred to above, the Compensation and Nominating Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement.

The foregoing report has been furnished by the Compensation and Nominating Committee:

Edgar W. Levin, Chairman	John F. Creamer
George L. Bernstein	Paul R. Lederer

Compensation Committee Interlocks and Insider Participation

The Compensation and Nominating Committee consisted of George L. Bernstein, John F. Creamer, Jr., Paul R. Lederer and Edgar W. Levin in the fiscal year ended December 27, 2008.  No person who served as a member of the Compensation and Nominating Committee during the fiscal year ended December 27, 2008 was a current or former officer or employee of the Company or engaged in certain transactions with the Company required to be disclosed by regulations of the SEC.  Additionally, there were no compensation committee “interlocks” during this period, which generally means that no executive officer of the Company served as a director or member of the compensation committee of another entity, one of whose executive officers served as a director or member of the Compensation Committee of the Company.

Certain Relationships and Related Transactions

We have entered into a noncancelable operating lease for our primary operating facility in Colmar, Pennsylvania with BREP I, a Pennsylvania limited partnership of which Richard N. Berman, Chairman of our Board of Directors and Chief Executive Officer, Steven L. Berman, a director our President, Secretary and Treasurer, their father, Jordan S. Berman, and their brothers, Marc H. Berman and Fred B. Berman, are limited partners.  Richard N. Berman and Steven L. Berman are the controlling shareholders of BREP, Inc., a Pennsylvania corporation, which is the general partner of BREP I.  Jordan S. Berman, Marc H. Berman and Fred B. Berman are each directors and officers of BREP, Inc.  Richard N. Berman and Steven L. Berman each own a 27.9% interest in BREP I.  Under the lease, the Company paid rent of $4.13 per square foot ($1.4 million per year) in 2008.  The rents payable on the Pennsylvania property are adjusted on January 1 of each year to reflect annual changes in the Consumer Price Index for All Urban Consumers – U.S. City Average, All Items.  The lease is a “net” lease, under which the Company is responsible for all expenses attributable to the leased property (including maintenance and repair) and for the conduct of its operations in compliance with all applicable laws and regulations.  In December of 2007, the lease was extended and will expire on December 28, 2012.  The Company’s rent in 2009 will be approximately $4.25 per square foot ($1.4 million per year).  In the opinion of the Company’s Audit Committee which approved the lease extension agreement, the terms of this lease are no less favorable than those which could have been obtained from an unaffiliated party.

The Audit Committee is responsible for reviewing and approving all related party transactions pursuant to the Audit Committee Charter which has been adopted by the Board of Directors.  A copy of the Audit Committee Charter is available on our website at www.dormanproducts.com.  The Chairman of the Audit Committee can be reached by sending a letter to Chairman of the Audit Committee, Confidential – Conduct of Business Affairs at: Dorman Products, Inc., P.O. Box 1800, 3400 East Walnut Street, Colmar, PA, 18915.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth the beneficial ownership of the Company’s common stock as of March 27, 2009 by (i) each director and nominee for director, (ii) each person who we know to be the beneficial owner of more than 5% of the common stock, (iii) each executive officer named in the Summary Compensation Table contained in this proxy statement, and (iv) all directors, director nominees and executive officers as a group.  Except as otherwise indicated, to our knowledge, the beneficial owners of the common stock listed below have sole investment and voting power with respect to such shares.  The business address of our directors, director nominees and executive officers is that of the Company.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)		Percent
Steven L. Berman (2)	2,696,074	(3)(4)	15.2%
Richard N. Berman (2)	2,536,520	(3)(5)	14.4%
Jordan S. Berman (2)	1,204,995	(3)(6)	6.8%
Royce & Associates, LLC.	1,969,319	(9)	11.2%
Dimensional Fund Advisors LP	1,363,653	(10)	7.75%

T. Rowe Price Associates, Inc., and T. Rowe Price Small-Cap Value Fund, Inc	1,232,200	(7)	6.9%
Bank of America Corporation,
NB Holdings Corporation,
Bank of America, NA,
Columbia Management Group, LLC, and
BAC North America Holding Company, and
BANA Holding Corporation	1,057,481	(8)	6.0%
Mathias J. Barton	198,482	(11)	*
Edgar W. Levin	64,600	(12)	*
George L. Bernstein	58,700	(13)	*
Paul R. Lederer	72,625	(14)	*
John F. Creamer, Jr	41,725	(15)	*
Joseph M. Beretta	116,000	(16)	*
Fred V. Frigo	114,389	(17)	*
Executive officers and directors as a group (9 persons)	5,887,115	(18)	33%

*           Denotes less than 1%.

(1)
The securities “beneficially owned” by a person are determined in accordance with the definition of “beneficial ownership” set forth in the regulations of the Securities and Exchange Commission (the “SEC”) and, accordingly, may include securities owned by or for, among others, the spouse, children or certain other relatives of such person as well as other securities as to which the person has or shares voting or investment power or has the right to acquire within 60 days of March 27, 2009.  The same shares may be beneficially owned by more than one person.  Beneficial ownership may be disclaimed as to certain of the securities.  Fractional shares are rounded up to the closest whole number.  Share numbers in the table may, as indicated in the appropriate notes, include share units held for the person’s account in the Company’s 401(k) Plan as of March 27, 2009.

(2)
Pursuant to the Amended and Restated Shareholders’ Agreement, dated as of July 1, 2006 (the “Shareholders’ Agreement”), among Richard N. Berman, Steven L. Berman, their father Jordan S. Berman, their brothers Marc H. Berman and Fred B. Berman, their mother Deanna Berman and the additional shareholders named therein, except as otherwise provided in the Shareholders’ Agreement with respect to Jordan S. Berman and Deanna Berman, each shareholder has granted the others rights of first refusal, exercisable on a pro rata basis or in such other proportions as the exercising shareholders may agree, to purchase shares of common stock of the Company which any of them, or upon their deaths their respective estates, proposes to sell to third parties.  The Company has agreed with these shareholders that, upon their deaths, to the extent that any of their shares are not purchased by any of these surviving shareholders and may not be sold without registration under the Securities Act of 1933, as amended (the “1933 Act”), the Company will use its best efforts to cause those shares to be registered under the 1933 Act.  The expenses of any such registration will be borne by the estate of the deceased shareholder.  The additional shareholders are trusts for which either Richard N. Berman, Steven L. Berman, Marc H. Berman or Fred B. Berman act as trustee for the benefit of their own children.

(3)
Steven L. Berman, Richard N. Berman and Jordan S. Berman share with each other voting and dispositive power with respect to the following shares of common stock:  (i) 161,800 shares held by BREP I, a Pennsylvania limited partnership (“BREP I”); and (ii) 190,200 shares held by BREP III, a Pennsylvania limited partnership (“BREP III,” and together with BREP I, the “Partnerships”).  The general partner of each of the Partnerships is BREP, Inc., a Pennsylvania corporation.  Steven L. Berman and Richard N. Berman are each a limited partner of each of the Partnerships and a controlling shareholder of BREP, Inc.  Jordan S. Berman is the President, a director and a shareholder of BREP, Inc.

(4)
Includes:  (i) 1,532,904 shares held directly; (ii) 669,079 shares held by the Steven L. Berman Grantor Retained Annuity Trusts (the “Steven L. Berman GRATS”); (iii) 60,792 shares held by The Steven L. Berman Charitable Remainder Trusts (the “Steven L. Berman CRUTS”); and (iv) 65,617 shares held by three different trusts, each dated October 27, 2003, for the benefit of Steven L. Berman’s children (together, the “Steven L. Berman Trusts”).  Steven L. Berman is the trustee for each of the Steven L. Berman GRATS, the Steven L. Berman CRUTS and the Steven L. Berman Trusts, in which capacity he has the sole power to vote and dispose of the shares held.  Steven L. Berman has the right to direct the trustee of the Company’s 401(k) Plan as to the voting of 16,492 shares of common stock held for his account in the 401(k) Plan; he does not have dispositive power over these shares.  Excludes 4,639,257 shares that may be deemed beneficially owned by the shareholders party to the Shareholders’ Agreement (as defined in note (2) above) other than Steven L. Berman, as to all of which shares he disclaims beneficial ownership.

(5)
Includes:  (i) 1,305,267 shares held directly; (ii) 400,000 shares held by his spouse; (iii) 269,337 shares held by the Richard N. Berman Grantor Retained Annuity Trusts (the “Richard N. Berman GRATS”); (iv) 60,792 shares held by The Richard N. Berman Charitable Remainder Trusts (the “Richard N. Berman CRUTS”); (v) 131,232 shares held by six different trusts, each dated October 27, 2003, for the benefit of each of Richard N. Berman’s children (together, the “Richard N. Berman Trusts”); and (vi) 1,400 shares held in custody for his child.  Richard N. Berman is the trustee for each of the Richard N. Berman GRATS, the Richard N. Berman CRUTS and the Richard N. Berman Trusts, in which capacity he has the sole power to vote and dispose of the shares held.  Richard N. Berman has the right to direct the trustee of the Company’s 401(k) Plan as to the voting of 16,492 shares of common stock held for his account in the 401(k) Plan; he does not have dispositive power over these shares.  Excludes 4,798,811 shares that may be deemed beneficially owned by the shareholders party to the Shareholders’ Agreement (as defined in note (2) above) other than Richard N. Berman, as to all of which shares he disclaims beneficial ownership.

(6)
Includes 193,324 shares owned by Jordan S. Berman’s spouse, Deanna Berman, as to all of which shares he disclaims beneficial ownership.  Jordan S. Berman may be deemed to have sole voting and dispositive power over the 193,324 shares owned by his spouse.  The above amount includes 175,000 shares pledged as security and collateral in connection with a guarantee made on behalf of a family member.  The above amount excludes the following shares, as to all of which shares Jordan S. Berman disclaims beneficial ownership:  (i) 66,800 shares held by The Jordan and Deanna Berman Family Charitable Foundation, for which Jordan S. Berman serves as a trustee; and (ii) 6,123,836 shares that may be deemed beneficially owned by the shareholders party to the Shareholders’ Agreement (as defined in note (2) above) other than Jordan S. Berman.  The address of Jordan S. Berman is c/o Dorman Products, Inc., 3400 East Walnut Street, Colmar, Pennsylvania 18915.

(7)
Based solely on a Schedule 13G filed with the SEC on February 12 , 2009 by T. Rowe Price Associates, Inc. (“Price Associates”) and T. Rowe Price Small-Cap Value Fund, Inc. (“Price Small-Cap” and together with Price Associates, “T. Rowe Price”).  The filing indicates that, as of December 31, 2008, (i) Price Associates had sole voting power with respect to 197,200 shares, shared voting power over no shares, sole dispositive power over 1,232,200 shares and shared dispositive power over no shares, and (ii) Price Small-Cap had sole voting power over 1,035,000 shares and did not have shared voting power, sole dispositive power or shared dispositive power over any shares.  The address of T. Rowe Price is 100 E. Pratt Street, Baltimore, Maryland 21202.

(8)
Based solely on a Schedule 13G/A filed with the SEC on February 11, 2009 by Bank of America Corporation (“Bank of America Corp.”), NB Holdings Corporation (“NB”), Bank of America, NA (“Bank of America, NA”), Columbia Management Group, LLC (“Columbia Group”), BAC North America Holding Company (“BAC”), and BANA Holding Corporation (“BANA”) (together, “Bank of America”).  The filing indicates that, as of December 31, 2008: (i) Bank of America Corp. had sole voting power over no shares, shared voting power over 737,476 shares, sole dispositive power over no shares and shared dispositive power over 1,057,481 shares; (ii) NB had sole voting power over no shares, shared voting power over 737,476 shares, sole dispositive power over no shares and shared dispositive power over 1,057,481 shares; (iii) Bank of America, NA had sole voting power over 30 shares, shared voting power over 737,446 shares, sole dispositive power over 30 shares and shared dispositive power over 1,057,451 shares; (iv) Columbia Group had sole voting power over no shares, shared voting power over 737,446 shares, sole dispositive power over no shares and shared dispositive power over 1,057,451 shares; (v) BAC had sole voting power over no shares, shared voting power over 737,476 shares, sole dispositive power over no shares and shared dispositive power over 1,057,481 shares, and (vi) BANA had sole voting power over no shares, shared voting power over 737,476 shares, sole dispositive power over no shares and shared dispositive power over 1,057,481 shares.  The address of Bank of America is 100 North Tryon Street, Floor 25, Bank of America Corporate Center, Charlotte, North Carolina 28255.

(9)
Based solely on a Schedule 13G/A filed with the SEC on January 23, 2009 by Royce & Associates, LLC (“Royce”).  The filing indicates that, as of December 31, 2008, Royce had sole voting power over 1,969,319 shares, shared voting power over no shares, sole dispositive power over 1,969,319 shares and shared dispositive power over no shares.  The address of Royce is 1414 Avenue of the Americas, New York, New York 10019.

(10)
Based solely on a Schedule 13G/A filed with the SEC on February 9, 2009 by Dimensional Fund Advisors LP (formerly Dimensional Fund Advisors Inc.) (“Dimensional”).  The filing indicates that, as of December 31, 2008, Dimensional had sole voting power over 1,363,653 shares, shared voting power over no shares, sole dispositive power over 1,363,653 shares and shared dispositive power over no shares.  The address of Dimensional is 1299 Ocean Avenue, Santa Monica, CA 90401.

(11)
Includes:  (i) 136,000 shares subject to options exercisable as of the Record Date, (ii) 1,302 shares held for his account in the Company’s 401(k) Plan, and (iii) 400 shares held in trust for the benefit of Mr. Barton’s children.

(12)	Includes: (i) 48,000 shares subject to options exercisable as of the Record Date.

(13)	Includes: (i) 52,000 shares subject to options exercisable as of the Record Date.

(14)	Includes (i) 50,000 shares subject to options exercisable as of the Record Date.

(15)	Includes (i) 6,000 shares subject to options exercisable as of the Record Date.

(16)	Includes: (i) 116,000 shares subject to options exercisable as of the Record Date.

(17)	Includes: (i) 96,000 shares subject to options exercisable as of the Record Date and (ii) 6589 shares held for his account in the Company’s 401(k) Plan.

(18)
Includes: (i) 504,000 shares subject to options exercisable as of the Record Date and within 60 days of the Record Date and (ii) 40,875 shares held for the accounts of the Company’s executive officers in the Company’s 401(k) Plan.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, and the rules thereunder require our officers and directors and persons who own more than 10% of our common stock to file reports of ownership and changes in ownership with the SEC and the NASDAQ Stock Market and to furnish the Company copies.

Based on its review of the copies of such forms received by it, or written representation from certain reporting persons, we believe that all filing requirements applicable to our officers, directors and greater than 10% beneficial owners were complied with during the last fiscal year.

Report of Audit Committee

The Audit Committee reviews the Company’s financial reporting process on behalf of the Board of Directors.  Management is responsible for the financial statements and the reporting process, including the internal control over financial reporting.  The Company’s independent registered public accounting firm, KPMG LLP (“KPMG”) is responsible for expressing an opinion on the conformity of the audited financial statements with U.S. generally accepted accounting principles and an opinion on the effectiveness of the Company’s internal controls over financial reporting.  The Audit Committee monitors these processes.  The Committee has reviewed and discussed the audited financial statements and management’s and KPMG’s evaluations of the Company’s system of internal controls over financial reporting contained in the 2008 Annual Report on Form 10-K.

As required by the standards of the Public Company Accounting Oversight Board (“PCAOB”), the Committee has discussed with KPMG (i) the matters specified in Statement on Auditing Standards No. 61, “Communication with Audit Committees,” (Codification of Statements of Auditing Standards, August 2, 2008 AU 380), as amended, as adopted by the PCAOB in Rule 3200T; and (ii) the independence of KPMG from the Company and management.  KPMG has provided the Audit Committee the written disclosures and letter concerning independence, pursuant to the requirements of the PCAOB.  The Audit Committee also considered the non-audit services provided by KPMG in their review of KPMG’s independence.

Based upon the review and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board of Directors has approved, the inclusion of the audited financial statements and management’s report on internal control over financial reporting in the Company’s Annual Report on Form 10-K for the year ended December 27, 2008 for filing with the SEC.

The foregoing report has been furnished by the Audit Committee:

George L. Bernstein, Chairman	Paul R. Lederer
John F. Creamer, Jr.	Edgar W. Levin

Proposal II – Ratification of KPMG LLP as Independent Registered Public Accounting Firm

The Audit Committee of our Board of Directors has appointed KPMG LLP as our independent registered public accounting firm. A representative of KPMG LLP is expected to be present at the Annual Meeting and to have the opportunity to make a statement, if he desires to do so, and is expected to be available to respond to appropriate questions.

The Audit Committee, with the endorsement of the Board of Directors, recommends that you ratify that appointment. Although ratification is not required by our bylaws or otherwise, we are submitting the selection of KPMG LLP to you for ratification as a matter of good corporate practice.  If the selection is not ratified by a majority of the outstanding shares of our common stock present and entitled to vote at the Annual Meeting, our Audit Committee will consider whether it is appropriate to select another registered public accounting firm.  Even if the selection is ratified, our Audit Committee in its discretion may select a different registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and our shareholders.

The Board Recommends a Vote “For” the ratification of KPMG LLP as our independent registered public accounting firm for the 2009 fiscal year.

Principal Accountant Fees and Services

Aggregate fees for professional services rendered for the Company by KPMG LLP as of or for the fiscal years ended December 27, 2008 and December 29, 2007 were:

	Fiscal Year Ended

Services Rendered (1)	December 29, 2008	December 29, 2007
Audit Fees	$528,140	$473,500

Audit Related Fees	–	–

Tax Fees	117,700	102,435

All Other Fees.	1,500	1,500

Total	647,340	$577,435

(1)  The aggregate fees included in Audit Fees are fees billed for the fiscal years.  The aggregate fees included in each of the other categories are fees billed in the fiscal years.

Audit Fees.  Audit fees for the fiscal years ended December 27, 2008 and December 29, 2007 were for professional services rendered for the audits of our consolidated financial statements, and for the attestation of our internal control over financial reporting as required by the Sarbanes-Oxley Act of 2002, quarterly reviews, issuance of consents, and assistance with review of documents filed with the SEC.

Audit Related Fees.  Audit related fees are for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements and are not reported under “Audit Fees.”  There were no audit related fees for the fiscal years ended December 27, 2008 and December 29, 2007.

Tax Fees.  Tax fees for the fiscal years ended December 27, 2008 and December 29, 2007 were for services relating to tax preparation services and tax advice and planning other than those directly related to the audit of the income tax accrual.

All Other Fees.  All other fees for the fiscal years ended December 27, 2008 and December 29, 2007 were for the annual subscription for accounting software we used.

The Audit Committee has considered and determined that the services provided by KPMG LLP are compatible with KPMG LLP maintaining its independence.

Pre-Approval Policies and Procedures

The Audit Committee Charter provides that one of the Audit Committee’s responsibilities is pre-approval of all audit, audit related, tax services and other services performed by the independent registered public accounting firm.  Unless the specific service has been previously pre-approved with respect to that year, the Audit Committee must approve the permitted service before the independent registered public accounting firm is engaged to perform it.  The Audit Committee pre-approved all of the audit and non-audit services provided by KPMG LLP to us during the fiscal years ended December 27, 2008 and December 29, 2007.

Proposal III – Approval of the 2008 Stock Option and Stock Incentive Plan

On December 12, 2008, our Board of Directors adopted, subject to shareholder approval, our 2008 Stock Option and Stock Incentive Plan (referred to in this proxy statement as the “2008 Plan”), and reserved 1,000,000 shares of our common stock to cover awards to be granted under the 2008 Plan during its ten year term.  Pursuant to Rule 4350(i) of the NASDAQ Marketplace Rules, the approval of the 2008 Plan must be approved by a majority of the votes cast.

The Board of Directors adopted the 2008 Plan to replace our Incentive Stock Option Plan which will expire pursuant to its terms on December 13, 2009.  The 2008 Plan provides for the granting of awards to our officers and directors, other key employees and important consultants and/or advisors.

The material terms and provisions of the 2008 Plan are summarized below.  This summary, however, does not purport to be a complete description of the 2008 Plan.  The 2008 Plan has been filed with the Securities and Exchange Commission (“SEC”) as an attachment to this proxy statement and may be obtained without charge by writing to Dorman Products, Inc., 3400 East Walnut Street, Colmar, Pennsylvania 18915, Attn: Thomas J. Knoblauch, Assistant Secretary.   The following summary is qualified in its entirety by reference to the complete text of the 2008 Plan.

General

The purpose of the 2008 Plan is to assist us in attracting, motivating, retaining and rewarding executives and other employees, officers, directors, consultants and advisors who provide services to us, by enabling such persons to invest in our common stock and thereby acquire a proprietary interest in the Company and an increased personal interest in our continued success and progress.  Pursuant to the 2008 Plan, we may grant (i) stock options to purchase our common stock which are intended to qualify as incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended and regulations thereunder (the “Code”), (ii) stock options to purchase our common stock not intended to so qualify, and (iii) restricted shares of our common stock.  Incentive stock options, non-qualified options and restricted shares are hereafter collectively referred to as “Awards.”

Eligibility and Administration

All of our officers, directors, employees, consultants and advisors (approximately 1,000 people) are eligible to receive Awards under the 2008 Plan. The 2008 Plan is administered by the Board of Directors, or by a compensation committee designated by the Board of Directors (the Board of Directors or the compensation committees shall hereafter be referred to as the “Committee”).  Subject to the provisions of the 2008 Plan, the Committee determines, among other things, which of our officers, directors, employees, consultants and advisors will be granted Awards under the 2008 Plan, whether Awards granted will be incentive stock options, non-qualified options, or restricted shares, the number of shares subject to an Award, the time at which an Award is granted, the rate of vesting for restricted shares, the rate of exercisability for an option award,  the duration of an Award, acceleration of vesting of an Award upon a change in control of the Company, and, subject to the terms of the 2008 Plan, the exercise price of an option. The Committee has the exclusive right to adopt or rescind rules for the administration of the 2008 Plan, correct defects and omissions in, reconcile inconsistencies in, and construe the 2008 Plan. The Committee also has the right to modify, suspend or terminate the 2008 Plan, subject to certain conditions.

Number of Shares Available for Awards; Adjustment; Award Limitations

The maximum number of shares which may be issued under the 2008 Plan is 1,000,000 shares of our common stock.  Up to 500,000 shares of common stock may be issued upon the exercise of incentive stock options.

The maximum number and kind of shares issuable under the 2008 Plan is subject to appropriate adjustment to reflect changes in the capitalization of the Company, such as by stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer or assets, reorganization, conversion or other circumstances deemed by the Committee to be similar. Reacquired shares of common stock, as well as unissued shares, may be used to grant Awards under the 2008 Plan.  Common stock subject to options which have terminated unexercised, either whole or in part, and restricted shares which are forfeited prior to vesting shall be available for future grants under the 2008 Plan.

The 2008 Plan imposes individual limitations on the amount of certain Awards.  No outside director may receive Awards under the 2008 Plan which in the aggregate equal more than 50% of the total number of shares of common stock authorized for issuance under the 2008 Plan and no officer, employee or consultant may receive Awards under the 2008 Plan which in the aggregate equal more than 90% of the total number of shares of common stock authorized for issuance under the 2008 Plan.  No individual may receive Awards of more than 50% of the shares reserved for issuance under the 2008 Plan in any calendar year.

Awards Under the 2008 Plan

Incentive Stock Options and Non-Qualified Options

The Committee may grant both an incentive stock option and a non-qualified option to the same person, or more than one of each type of option to the same person.  The exercise price for options granted under the 2008 Plan must be equal to at least 100% of the fair market value (as defined the 2008 Plan) of our common stock as of the date of the grant of the option, except that the option exercise price of an incentive stock option granted to an individual owning shares of the Company possessing more than 10% of the total combined voting power of all classes of stock of the Company on the date of the grant must not be less than 110% of the fair market value as of the date of the grant of the option.  The aggregate fair market value (determined on the date of grant) of the shares of our common stock subject to incentive stock options granted to an employee and which first become exercisable during any calendar year cannot exceed $100,000.

Unless terminated earlier by the option’s terms, non-qualified options and incentive stock options granted under the 2008 Plan will expire no more than ten years after the date they are granted except that if incentive stock options are granted to an individual owning shares of the Company possessing more than 10% of the total combined voting power of all classes of stock of the Company on the date of the grant, such options will expire no more than five years after the date they are granted.  Unless otherwise provided by the Committee in the agreement evidencing the Award, all options granted under the 2008 Plan shall vest at a rate of 20% of the initial award on the first anniversary of the date of grant and 20% of the initial award per year thereafter on each subsequent anniversary of the grant date provided the participant maintains continuous service to us since the grant date.

Restricted Shares

The Committee may grant shares of restricted stock under the 2008 Plan.  Restricted shares granted under the 2008 Plan are, for a period of time determined by the Committee, subject to forfeiture if certain conditions established by the Committee, including performance standards set by the Committee, are not met.  Performance Standards means one or more of the following performance criteria, either individually, alternatively or in any combination, applied either to us as a whole or to a business segment or unit, and measured either annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to a previous year’s results or to a designated comparison group, in each case as specified by the Committee in the agreement evidencing the Award of restricted shares: sales, revenue, net income, net earnings, earnings per share, return on the total capital, return on equity, cash flow, operating profit and margin rate, subject to adjustment by the Committee to remove the effect of changes for discontinued operations or restructurings.

Unless otherwise provided by the Committee in the agreement evidencing the Award of restricted shares, restricted shares shall  vest at a rate of 20% of the initial award on the first anniversary of the date of grant and 20% of the initial award per year thereafter on each subsequent anniversary of the grant date provided the participant maintains continuous service since the grant date.

Except as provided in the 2008 Plan, restricted shares may not be sold, assigned, transferred, pledged or otherwise encumbered by the participant during the period of restriction.  Dividends declared or paid on restricted shares shall be deferred until the lapsing of any restrictions imposed on such restricted shares.  Except for such restrictions, and subject to certain additional restrictions set forth in the 2008 Plan, the participant as owner of such restricted shares shall have all the rights of a shareholder, including the right to vote the shares.

Amendment, Supplement, Suspension and Termination

Awards shall not be granted pursuant to the 2008 Plan after the expiration of ten years from the date the 2008 Plan was originally adopted by our Board of Directors.  Our Board of Directors reserves the right at any time, and from time to time, to amend or supplement the 2008 Plan, including the forms of Award agreement approved by the Committee, in any way, or to suspend or terminate it.

If an amendment or supplement of the 2008 Plan is required by the Code to be approved by our shareholders in order to permit the granting of incentive stock options pursuant to the amended or supplemented 2008 Plan, such amendment or supplement shall also be approved by our shareholders in such manner as is prescribed by the Code.  If the Board of Directors voluntarily submits a proposed amendment, supplement, suspension or termination for shareholder approval, such submission shall not require any future amendments, supplements, suspensions or terminations (whether or not relating to the same provision or subject matter) to be similarly submitted for shareholder approval.

Effectiveness of Plan

The 2008 Plan became effective on December 12, 2008, subject however to approval by the holders of the common stock as provided for in this proxy statement.

New Plan Benefits

Future grants of awards of incentive stock options, non-qualified stock options or restricted stock, if any, that will be made to eligible employees, directors, consultants, and advisors under the 2008 Plan  are subject to the discretion of the Compensation Committee of the Board of Directors, and, therefore, are not determinable at this time.

Under the Incentive Stock Option Plan that expires on December 13, 2009, the Company did not grant any awards to the Company’s Chief Executive Officer or President, granted options to purchase 204,000 shares to non-employee members of the Board of Directors as a group, 140,000 shares to Mr. Barton, 120,000 shares to Mr. Beretta, 100,000 shares to Mr. Frigo, 360,000 shares to all current executive officers as a group, and 3,160,713 shares to all employees who are not executive officers as a group.

Federal Income Tax Consequences

The following discussion is based upon federal tax laws and regulations in effect on the date of this document, which are subject to change, and upon an interpretation of the statutory provisions of the Code, its legislative history and related income tax regulations. Furthermore, the foregoing is only a general discussion of the federal income tax consequences of the 2008 Plan and does not purport to be a complete description of all federal income tax aspects of the 2008 Plan. Plan participants may also be subject to state and local taxes in connection with the grant or exercise of options and Restricted Shares, or any combination thereof granted under the 2008 Plan and the sale or other disposition of shares acquired upon exercise of the options or otherwise received pursuant to the 2008 Plan. Individuals receiving an Award or any combination of Awards should consult with their personal tax advisor regarding federal, state and local consequences to them of participating in the 2008 Plan. The 2008 Plan is not qualified under Section 401(a) of the Code and is not subject to the provisions of the Employee Retirement Income Security Act of 1974.

Non-Qualified Options

Generally, there will be no federal income tax consequences to either the optionee or the Company on the grant of a non-qualified option.

On the exercise of a non-qualified option, the optionee has taxable ordinary income equal to the excess of the fair market value of the shares acquired on the exercise date over the option price of the shares. The Company will be entitled to a federal income tax deduction in the amount equal to such excess provided that the Company (i) complies with applicable withholding rules and (ii) either the deduction limitation imposed by Section 162(m) of the Code is not exceeded or the non-qualified options are excepted from the limitation imposed by Section 162(m) by reason of qualifying under the performance based compensation exception contained in Section 162(m).

Upon the sale of stock acquired by exercise of a non-qualified option, optionees will realize long-term or short-term capital gain or loss depending upon their holding period for such stock.

Incentive Stock Options

Neither the grant nor the exercise of an incentive stock option will be a taxable event, except that the alternative minimum tax may apply at the time of exercise.

The optionee will recognize long-term capital gain or loss on a disposition of shares acquired upon exercise of an incentive stock option provided the optionee does not dispose of such shares within two years from the date the incentive stock option was granted and within one year after the shares were transferred to the optionee. For purposes of determining such gain or loss, the optionee’s basis in such shares will, in general, be the exercise price of such option. If the optionee satisfies both of the holding periods described above, then the Company will not be allowed a deduction by reason of the exercise of the incentive stock option.

If the optionee disposes of the shares acquired upon exercise before satisfying the holding period requirements discussed above (a “disqualifying disposition”), his or her gain recognized on the disqualifying disposition will be taxed as ordinary income to the extent of the difference between the fair market value of the shares on the date of exercise and exercise price of such option, and the Company will be entitled to a deduction in this amount. The gain (if any) in excess of the amount recognized as ordinary income on a disqualifying disposition will be long-term or short-term capital gain, depending upon the length of time the recipient held the shares.

For exercises of incentive stock options and non-qualified stock options, special tax rules may apply if an option recipient uses previously owned shares to pay the exercise price of an option.

Restricted Shares

In general, no taxable income results to a grantee upon the grant of restricted shares, assuming the shares of common stock are subject to restrictions resulting in a substantial risk of forfeiture, and the Company is not entitled to a federal income tax deduction by reason of such grant.   A grantee holding restricted shares will, at the time the shares vest, realize ordinary income in an amount equal to the fair market value of the shares at the time of vesting.  The Company generally is required to report and withhold income and employment taxes on this amount for a grantee who is an employee and should be entitled to a corresponding federal income tax deduction.  If the grantee makes an election under section 83(b) of the Code, the restricted shares are valued as of the date of receipt (without taking the restrictions into account) and the grantee has taxable income equal to any excess of that value over the amount he or she paid for the Restricted Shares.

The grantee will recognize gain upon the subsequent disposition of the shares of common stock acquired upon the lapsing of the restrictions relating to the grant of restricted shares equal to the excess of (i) the amount realized upon such disposition over (ii) the grantee’s basis in the shares of common stock, which generally will be the fair market value on the date the restrictions lapse.  That gain will be taxable as long-term or short-term capital gain depending on whether the shares of common stock were held for more than one year following the lapse of the restrictions on such shares.

Section 162(m)

Generally, Section 162(m) denies a deduction to any publicly held corporation, such as the Company, for certain compensation exceeding $1,000,000 paid to the chief executive officer and the other four highest paid executive officers during any taxable year. Although ordinary income that is realized upon the exercise of options or vesting of restricted shares is potentially subject to the limitation imposed under Section 162(m), Section 162(m) and the regulations thereunder provide that compensation attributable to the Awards granted under the 2008 Plan may qualify for the performance-based exclusion in Section 162(m). If the Awards qualify for the performance-based exclusion, the compensation received upon their exercise or vesting would not be subject to the deduction limit set forth in Section 162(m). The Company believes that, assuming satisfaction of certain conditions set forth in Section 162(m), the compensation attributable to an Award granted under the 2008 Plan will meet the performance-based exclusion under Section 162(m) and therefore the deduction limitation will be inapplicable to Awards issued under the 2008 Plan.

Impact of Section 409A of the Code

The terms of the 2008 Plan are intended to comply with the requirements of Section 409A of the Code. The Treasury has indicated that it intends to issue additional guidance in the future to further clarify the application of Section 409A of the Code. We intend to amend the 2008 Plan, if and as necessary, to conform its provisions to any clarifications to the requirements of Section 409A of the Code.

The Board Recommends a Vote “For” the Approval of the 2008 Stock Option and Stock Incentive Plan.

Equity Compensation Plan Information

The following table details information regarding our existing equity compensation plans as of end of the 2008 fiscal year:

			(c)
Plan Category	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights	(b) Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)
Equity compensation plans approved by security holders	820,100	$5.91	330,689

Equity compensation plans not approved by security holders	-	-	-

Total	820,100	$5.91	330,689

*The table above does not include the 2008 Incentive Stock Option and Stock Plan which is described in Proposal III of this proxy statement.

Shareholder Proposals

Proposals by shareholders to be presented at our meeting to be held in 2010 must be received by us no later than December 11, 2009 in order to be considered for inclusion in our proxy statement and form of proxy for that meeting.  Any such proposal must also comply with the proxy rules under the Exchange Act, including Rule 14a-8.

In addition, shareholders are notified that the deadline for providing us timely notice of any shareholder proposal to be submitted outside of the Rule 14a-8 process for consideration at our 2010 annual meeting of shareholders is not less 120 days prior to the date one year from the date of the Annual Meeting held in 2009.  Any such notice must comply with our Amended and Restated By-Laws, a copy of which may be obtained on our website located at www.dormanproducts.com.  As to all such matters which we do not have notice on or prior to such date, discretionary authority shall be granted to the persons designated in our proxy statement related to the 2010 annual meeting of shareholders to vote on such proposal.

Annual Report

A copy of our Annual Report to Shareholders for the fiscal year ended December 27, 2008 is being furnished concurrently with this proxy statement at http://www.stocktrans.com/eproxy/dorman2009.  The Annual Report should not be regarded as proxy soliciting material.

A copy of our Annual Report on Form 10-K for the fiscal year ended December 27, 2008 can also be obtained without charge by writing to Dorman Products, Inc., 3400 East Walnut Street, Colmar, Pennsylvania 18915, Attn: Thomas J. Knoblauch, Assistant Secretary.  We also make available, free of charge, on our website located at www.dormanproducts.com, our Annual Report on Form 10-K, including all amendments thereto, if any.

Solicitation of Proxies

We will pay all expenses incurred in connection with the solicitation of proxy cards.  In addition to solicitation by mail, our officers, directors and regular employees, who will receive no additional compensation for their services, may solicit proxies in person or by telephone or facsimile.  We have requested that brokers and nominees who hold stock in their names furnish this proxy material to their customers; we will reimburse these brokers and nominees for their out-of-pocket and reasonable expenses.

Although it is not anticipated, we reserve the right to retain a professional firm of proxy solicitors to assist in solicitation of proxies.  We estimate that we would be required to pay such firm fees ranging from $7,500 to $15,000 plus out-of-pocket expenses.

Other Matters

As of the date of this proxy statement, no other matter is known which will be brought before the Annual Meeting.  However, the enclosed proxy confers discretionary authority to vote with respect to any and all of the following matters that may come before the meeting: (i) matters that our Board of Directors does not know, 10 calendar days after notice of the meeting is mailed, are to be presented for approval at the meeting; (ii) approval of the minutes of a prior meeting of shareholders, if such approval does not constitute ratification of the action at the meeting; (iii) the election of any person to any office for which a bona fide nominee is unable to serve or for good cause will not serve; (iv) any proposal omitted from this proxy statement and the form of proxy pursuant to Rule 14a-8 or Rule 14a-9 under the Exchange Act, as amended; and (v) matters incidental to the conduct of the meeting.  If any such matters come before the meeting, the proxy agents named in the accompanying proxy card will vote in accordance with their best judgment and discretion.

Householding

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of the Company’s proxy statement, annual report or Notice of Internet Availability of Proxy Materials may have been sent to multiple shareholders in your household. The Company will promptly deliver a separate copy of any of these documents to you if you request one by writing or calling as following: Dorman Products, Inc., 3400 East Walnut Street, Colmar, Pennsylvania 18915, Attn: Thomas J. Knoblauch, Assistant Secretary (215) 997-1800. If you want to receive separate copies of the annual report, proxy statement or Notice of Internet Availability of Proxy Materials in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker or other nominee record holder, or you may contact the Company at the above address and phone number.

By Order of the Board of Directors

/s/ Thomas J. Knoblauch
Thomas J. Knoblauch
Vice President, General Counsel and Assistant Secretary

Colmar, Pennsylvania
April 8, 2009

DORMAN PRODUCTS, INC.

2008 STOCK OPTION
AND STOCK INCENTIVE PLAN

1.	Purpose of Plan

The purpose of this 2008 Stock Option and Stock Incentive Plan (the “Plan”) is to provide additional incentive to officers and directors of, and other key employees of and important consultants and/or advisors to, Dorman Products, Inc. (the “Company”), and each present or future parent or subsidiary corporation of the Company (“Affiliates”), by encouraging them to invest in shares of the Company’s common stock (the “Common Stock”) and providing for awards in the form of options to purchase Common Stock and restricted shares of Common Stock (collectively, “Awards”) in order to promote a proprietary interest in the Company and an increased personal interest in the Company’s continued success and progress.

2.	Aggregate Number of Shares

A maximum of 1,000,000 shares of Common Stock may be issued under this Plan either in the form of restricted shares or upon the exercise of options issued pursuant to the Plan subject to the restrictions described below.  Up to 500,000 shares of Common Stock may be issued upon the exercise of Incentive Stock Options (as defined in Section 5(a) of the Plan).

Notwithstanding the foregoing, in the event of any change in the outstanding shares of Common Stock by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Committee (as defined in Section 4(a)), deems in its sole discretion to be similar circumstances, the aggregate number of shares which may be issued under this Plan shall be appropriately adjusted in a manner determined in the sole discretion of the Committee.  Reacquired shares of Common Stock, as well as unissued shares, may be used to grant Awards under this Plan.  Common Stock subject to options which have terminated unexercised, either in whole or in part, and restricted shares which are forfeited prior to vesting shall be available for future grants under this Plan.

3.	Class of Persons Eligible to Receive Awards

All officers, directors and key employees of and important consultants and/or advisors to the Company and of or to any present or future Company parent or subsidiary corporation are eligible to receive Awards under this Plan.  The individuals who shall, in fact, receive Awards shall be selected by the Committee, in its sole discretion, except as otherwise specified in Section 4 hereof, and are referred to herein as participants.  No outside director may receive Awards under this Plan which in the aggregate equal more than 50% of the total number of shares of Common Stock authorized for issuance under this Plan and no officer, employee or consultant may receive Awards under this Plan which in the aggregate equal more than 90% of the total number of shares of common stock authorized for issuance under this Plan.  No individual may receive Awards of more than 50% of the shares reserved for issuance under the Plan in any calendar year.

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4.	Administration of Plan

(a)           This Plan shall be administered either by the Company’s Board of Directors or a Compensation Committee appointed by the Company’s Board of Directors.  The Compensation Committee shall consist of a minimum of two and a maximum of five members of the Board of Directors, each of whom shall be a “Non-Employee Director” within the meaning of Rule 16b-3(b)(3) under the Securities Exchange Act of 1934, as amended, or any future corresponding rule, and an “outside director” within the meaning of Treasury Regulation § 1.162-27(e)(3) or any future corresponding regulation except that the failure of the Compensation Committee for any reason to be composed solely of Non-Employee Directors or “outside directors” shall not prevent an Award from being considered granted under this Plan.  The term “Committee,” as used herein, shall refer to either the Company’s Board of Directors or such Compensation Committee, depending upon who is administering the Plan.  The Committee shall, in addition to its other authority and subject to the provisions of this Plan, determine which individuals shall in fact be granted an option or options, whether the option shall be an Incentive Stock Option or a Non-Qualified Stock Option (as such terms are defined in Section 5(a)), the number of shares to be subject to each of the options, the time or times at which the options shall be granted, the rate of option exercisability, and, subject to Section 5 hereof, the price at which each of the options is exercisable and the duration of the option.  The Committee shall further have full and complete authority, subject to the provisions of the Plan, to grant restricted shares and, in addition to the terms and conditions contained in Sections 6 and 9 hereof, to provide such other terms and conditions (which need not be identical among participants) with respect to such restricted shares and the lapsing of restrictions thereon, as the Committee shall determine in its sole discretion.  The dollar value of restricted shares granted under the Plan shall be calculated based upon the fair market value of the Common Stock on the date of the grant as such term is defined in Section 5(a) of the Plan.

(b)           The Committee shall adopt such rules for the conduct of its business and administration of this Plan as it considers desirable.  A majority of the members of the Committee shall constitute a quorum for all purposes.  The vote or written consent of a majority of the members of the Committee on a particular matter shall constitute the act of the Committee on such matter.  The Committee shall have the right to construe the Plan and the Awards granted pursuant thereto, to correct defects and omissions and to reconcile inconsistencies to the extent necessary to effectuate the Plan and the Awards granted pursuant thereto, and such action shall be final, binding and conclusive upon all parties concerned.  No member of the Committee or the Board of Directors shall be liable for any act or omission (whether or not negligent) taken or omitted in good faith, or for the exercise of an authority or discretion granted in connection with the Plan to a Committee or the Board of Directors, or for the acts or omissions of any other members of a Committee or the Board of Directors.  Subject to the numerical limitations on Committee membership set forth in Section 4(a) hereof, the Board of Directors may at any time appoint additional members of the Committee and may at any time remove any member of the Committee with or without cause.  Vacancies in the Committee, however caused, may be filled by the Board of Directors, if it so desires.

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(c)           Section 409A of the Code

Awards under the Plan are intended either to be exempt from the rules of Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”) and the regulations thereunder, or to satisfy those rules and shall be construed accordingly.  However, the Company shall not be liable to any participant or other holder of an Award with respect to any Award-related adverse tax consequences arising under Section 409A or other provision of the Code.

If any provision of the Plan or an Award agreement contravenes any regulations or guidance promulgated under Section 409A of the Code or could cause an Award to be subject to the interest and penalties under Section 409A of the Code, such provision of the Plan or Award shall be deemed automatically modified to maintain, to the maximum extent practicable, the original intent of the applicable provision without violating the provisions of Section 409A of the Code.  Moreover, any discretionary authority that the Committee may have pursuant to the Plan shall not be applicable to an Award that is subject to Section 409A of the Code to the extent such discretionary authority will contravene Section 409A of the Code or the regulations or guidance promulgated thereunder.

Notwithstanding any provisions of this Plan or any Award granted hereunder to the contrary, no acceleration shall occur with respect to any Award to the extent such acceleration would cause the Plan or an Award granted hereunder to fail to comply with Section 409A of the Code.

Notwithstanding any provisions of this Plan or any applicable Award agreement to the contrary, no payment shall be made with respect to any Award granted under this Plan to a “specified employee” (as such term is defined for purposes of Section 409A of the Code) prior to the six-month anniversary of the employee’s separation of service to the extent such six-month delay in payment is required to comply with Section 409A of the Code.

In the case of an Award providing for the payment of deferred compensation subject to Section 409A of the Code, any payment of such deferred compensation by reason of a Change in Control as defined in Section 9(h) of the Plan shall be made only if the Change in Control is one described in subsection (a)(2)(A)(v) of Section 409A of the Code and the guidance thereunder and shall be paid consistent with the requirements of Section 409A of the Code.  If any deferred compensation that would otherwise be payable by reason of a Change in Control cannot be paid by reason of the immediately preceding sentence, it shall be paid as soon as practicable thereafter consistent with the requirements of Section 409A of the Code, as determined by the Administrator.

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5.	Incentive Stock Options and Non-Qualified Stock Options

(a)           Options issued pursuant to this Plan may be either Incentive Stock Options granted pursuant to Section 5(b) hereof or Non-Qualified Stock Options granted pursuant to Section 5(c) hereof, as determined by the Committee.  An “Incentive Stock Option” is an option which satisfies all of the requirements of Section 422 of the Code and the regulations thereunder, and a “Non-Qualified Stock Option” is an option which either does not satisfy all of those requirements or the terms of the option provide that it will not be treated as an Incentive Stock Option.  The Committee may grant both an Incentive Stock Option and a Non-Qualified Stock Option to the same person, or more than one of each type of option to the same person.  The option price for Incentive Stock Options issued under this Plan shall be equal at least to the fair market value (as defined below) of the Common Stock on the date of the grant of the option.  Options shall be granted at an option price equal to at least 100% of the fair market value (as defined below) of the common stock on the date of the grant of the option.  The fair market value of the Common Stock on any particular date shall mean the closing price of a share of the Common Stock on any stock exchange on which such stock is then listed or admitted to trading, including but not limited to the NASDAQ Stock Market or any other exchange, on such date, or if no sale took place on such day, the last such date on which a sale took place, or if the Common Stock is not then quoted on the NASDAQ Stock Market, or listed or admitted to trading on any stock exchange, the fair market value established by the Committee in a manner consistent with Treasury Regulation § 1.422-2(e) (in the case of Incentive Stock Options) or in a manner consistent with Treasury Regulation § 1.409A-1(b)(5)(iv) (in the case of Non-Qualified Stock Options), or any future corresponding regulations.

(b)           Subject to the authority of the Committee set forth in Section 4(a) hereof, Incentive Stock Options issued pursuant to this Plan shall be issued substantially in the form set forth in Appendix I hereof, which form is hereby incorporated by reference and made a part hereof, and shall contain substantially the terms and conditions set forth therein.  Except as otherwise provided by the Committee in the agreement evidencing the grant of Incentive Stock Options, all Incentive Stock Options granted under the Plan shall vest at a rate of one-fifth (1/5) of the initial award on the first anniversary of the date of grant and, one-fifth (1/5) of the initial award per year thereafter on each subsequent anniversary of the grant date over a period of four (4) years.  Incentive Stock Options shall not be exercisable after the expiration of ten years from the date such options are granted, unless terminated earlier under the terms of the option, except that options granted to individuals not described in Section 422(b)(6) of the Code shall conform to the provisions of Section 422(c)(5) of the Code.  At the time of the grant of an Incentive Stock Option hereunder, the Committee may, in its discretion, amend or supplement any of the option terms contained in Appendix I for any particular optionee, provided that the option as amended or supplemented satisfies the requirements of Section 422 of the Code and the regulations thereunder.  Subject to the restrictions set forth in Section 2 hereof, each of the options granted pursuant to this Section 5(b) is intended, if possible, to be an “Incentive Stock Option” as that term is defined in Section 422 of the Code and the regulations thereunder.  In the event this Plan or any option granted pursuant to this Section 5(b) is in any way inconsistent with the applicable legal requirements of the Code or the regulations thereunder for an Incentive Stock Option, this Plan and such option shall be deemed automatically amended as of the date hereof to conform to such legal requirements, if such conformity may be achieved by amendment.  If such conformity may not be achieved by amendment, such option shall be deemed to be a Non-Qualified Stock Option.

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(c)           Subject to the authority of the Committee set forth in Section 4(a) hereof, Non-Qualified Stock Options issued to officers and other key employees pursuant to this Plan shall be issued substantially in the form set forth in Appendix II hereof, which form is hereby incorporated by reference and made a part hereof, and shall contain substantially the terms and conditions set forth therein.  Except as otherwise provided by the Committee in the agreement evidencing the grant of Non-Qualified Stock Options, all Non-Qualified Stock Options granted under the Plan shall vest at a rate of one-fifth (1/5) of the initial award on the first anniversary of the date of grant and, one-fifth (1/5) of the initial award per year thereafter on each subsequent anniversary of the grant date over a period of four (4) years.  Subject to the authority of the Committee set forth in Section 4(a) hereof, Non-Qualified Stock Options issued to non-employee directors and important consultants and/or advisors pursuant to this Plan shall be issued substantially in the form set forth in Appendix III hereof, which form is hereby incorporated by reference and made a part hereof, and shall contain substantially the terms and conditions set forth therein.  Non-Qualified Stock Options shall expire ten years after the date they are granted, unless terminated earlier under the option terms.  At the time of granting a Non-Qualified Stock Option hereunder, the Committee may, in its discretion, amend or supplement any of the option terms contained in Appendix II or Appendix III for any particular optionee.

(d)           Neither the Company nor any of its current or future parent, subsidiaries or affiliates, nor their officers, directors, shareholders, stock option plan committees, employees or agents shall have any liability to any optionee in the event (i) an option granted pursuant to Section 5(b) hereof does not qualify as an “Incentive Stock Option” as that term is used in Section 422 of the Code and the regulations thereunder; (ii) any optionee does not obtain the tax treatment pertaining to an “Incentive Stock Option;” or (iii) any option granted pursuant to Section 5(c) hereof is an “Incentive Stock Option.”

(e)           Except as otherwise provided in Section 422 of the Code and regulations thereunder or any successor provision, no Incentive Stock Option granted pursuant to this Plan shall be transferable other than by will or the laws of descent and distribution.  Except as otherwise provided by the Rules and Regulations of the Securities and Exchange Commission, the Committee at the time of grant of a Non-Qualified Stock Option may provide that such stock option is transferable to any “family member” of the optionee by gift or qualified domestic relations order.  For purposes of this section, a family member includes any child, stepchild, grandchild, parent, step-parent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the grantee’s household (other than a tenant or employee), a trust in which these persons have more than 50% of the beneficial interest, a foundation in which these persons (or the grantee) controls the management of assets, and any other entity in which these persons or the grantee own more than 50% of the voting interests.

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6.	Restricted Shares

(a)           At the time of an award of restricted shares, in addition to any other terms and conditions the Committee shall provide, the Committee shall establish for each participant a period of time during which restricted shares granted under the Plan are subject to forfeiture by the participant if the conditions established by the Committee, including the attainment of Performance Standards, if any, are not met or upon the expiration of which the restricted shares shall vest and no longer be subject to restriction (the “Restricted Period”).  The vesting of restricted shares granted under the Plan will be subject to the maintenance of continuous service to the Company for a period of time established by the Committee or the attainment of Performance Standards as determined by the Committee and set forth in the agreement evidencing the Award.  For purposes of this section, Performance Standards means one or more of the following performance criteria, either individually, alternatively or in any combination, applied either to the Company as a whole or to a business segment or unit, and measured either annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to a previous year’s results or to a designated comparison group, in each case as specified by the Committee in the agreement evidencing the award of restricted shares: sales, revenue, net income, net earnings, earnings per share, return on the total capital, return on equity, cash flow, operating profit and margin rate, subject to adjustment by the Committee to remove the effect of changes for discontinued operations or restructurings.  Unless otherwise provided by the Committee in the agreement evidencing the award of restricted shares, all restricted shares shall have a Restricted Period of up to five (5) years; provided that, such restrictions shall lapse (i.e. such restricted shares shall vest) at a rate of twenty percent (20%) of the initial award on the first anniversary of the date of grant and twenty percent (20%) of the initial award per year thereafter on each subsequent anniversary of the grant date provided the participant maintains continuous service to the Company since the grant date.  Restricted shares may not be sold, assigned, transferred, pledged or otherwise encumbered by the participant, except as hereinafter provided, during the Restricted Period.  Except for such restrictions, and subject to paragraphs (d) and (f) of this Section 6 and Section 9 hereof, the participant as owner of such restricted shares shall have all the rights of a shareholder, including the right to vote the shares.

(b)           Except as provided in paragraph (i) of this Section 6, if a participant ceases to maintain Continuous Service for any reason (other than death or disability), all restricted shares theretofore awarded to such participant and which at the time of such termination of Continuous Service are subject to the restrictions imposed by paragraph (a) of this Section 6 shall upon such termination of Continuous Service be forfeited and returned to the Company.  If a participant ceases to maintain Continuous Service by reason of death or disability, restricted shares then still subject to restrictions imposed by paragraph (a) of this Section 6 will be free of those restrictions.  “Continuous Service,” as used herein, means the absence of any interruption or termination of service as an officer, director or employee of or consultant to the Company or any Affiliate.  Service shall not be considered interrupted in the case of sick leave, military leave or any other leave of absence approved by the Company or any Affiliate or in the case of transfers between payroll locations of the Company, or between the Company and its subsidiaries.

(c)           The Committee shall have the authority, in its discretion, to accelerate the time at which any or all of the restrictions shall lapse with respect to restricted shares, or to remove any or all of such restrictions, whenever it may determine that such action is appropriate by reason of changes in applicable tax or other laws or other changes in circumstances occurring after the commencement of such Restricted Period.

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(d)           Each certificate in respect of restricted shares awarded under the Plan shall be registered in the name of the participant and deposited by the participant, together with a stock power endorsed in blank, with the Company and shall bear the following (or a similar) restricted legend (the “Restricted Legend”):

The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) contained in the 2008 Stock Option and Stock Incentive Plan of Dorman Products, Inc.  Copies of such Plan are on file in the office of the Secretary of Dorman Products, Inc., 3400 East Walnut Street, Colman, Pennsylvania 18915.

(e)           At the time of any award of restricted shares, the participant shall enter into an agreement with the Company in a form attached hereto as Appendix IV, as modified by the Committee, agreeing to the terms and conditions of the restricted shares and such other matters as the Committee, in its sole discretion, shall determine (the “Restricted Stock Agreement”).

(f)            The payment to a participant of cash dividends declared or paid on such restricted shares by the Company shall be deferred until the lapsing of any restrictions imposed under paragraph (a) of this Section 6.  Such deferred dividends shall be held by the Company for the account of the participant.  In such event, there shall be credited at the end of each year (or portion thereof) interest on the amount of the account at the beginning of the year at a rate per annum as the Committee, in its discretion, may determine.  Payment of deferred dividends, together with interest accrued thereon, shall be made upon the earlier to occur of the lapsing of the restrictions imposed under paragraph (a) of this Section 6 or upon death or disability of the participant.

(g)           At the expiration of the Restricted Period, if any, imposed by paragraph (a) of this Section 6, the Company shall redeliver to the participant (or where the relevant provision of paragraph (b) of this Section 6 applies in the case of a deceased participant, to his legal representative, beneficiary or heir) the certificate(s) and stock power deposited with it pursuant to paragraph (d) of this Section 6 and the shares represented by such certificate(s) shall be free of the Restricted Legend referred to in paragraph (d) of this Section 6.  Notwithstanding the foregoing, the Securities Legend described in paragraph (g) of Section 9 shall continue to be included on all certificates as long as registration has not occurred.

(h)           During the Restricted Period, no Award nor any right of interest of a participant in such Award set forth in any instrument evidencing any Award under the Plan may be assigned, encumbered or transferred except, in the event of the death of a participant, by will or the laws of descent and distribution.

(i)            The Committee may provide in the Restricted Stock Agreement if the Continuous Service of any participant (as defined in Section 6) is involuntarily terminated for whatever reason, except for cause, as defined by the Committee, at any time within a specified period after a change in control, unless the Committee shall otherwise provide, any Restricted Period with respect to restricted shares shall lapse upon such termination and all restricted shares shall become fully vested in the participant.

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(j)            Upon the termination of any Restricted Period with respect to restricted shares (or at any such earlier time, if any, that an election is made by the participant under Section 83(b) of the Code, or any successor provision thereto, to include the value of such shares in taxable income), the Company may withhold from any payment or distribution made under this Plan sufficient shares or may withhold from the participant’s compensation or require to be paid by participant sufficient cash to cover any applicable withholding and employment taxes.  The Company shall have the right to deduct from all dividends paid with respect to restricted shares the amount of any taxes which the Company is required to withhold with respect to such dividend payments.  No discretion or choice shall be conferred upon any participant with respect to the form, timing or method of any such tax withholding.

7.	Amendment, Supplement, Suspension and Termination

Awards shall not be granted pursuant to this Plan after the expiration of ten years from the date the Plan was originally adopted by the Board of Directors of the Company.  The Board of Directors reserves the right at any time, and from time to time, to amend or supplement this Plan, including the forms of option or restricted stock agreement attached hereto, in any way, or to suspend or terminate it, effective as of such date, which date may be either before or after the taking of such action, as may be specified by the Board of Directors; provided, however, that such action shall not affect Awards granted under the Plan prior to the actual date on which such action occurred.  If an amendment or supplement of this Plan is required by the Code or the regulations thereunder to be approved by the shareholders of the Company in order to permit the granting of “Incentive Stock Options” (as that term is defined in Section 422 of the Code and regulations thereunder) pursuant to the amended or supplemented Plan, such amendment or supplement shall also be approved by the shareholders of the Company in such manner as is prescribed by the Code and the regulations thereunder.  If the Board of Directors voluntarily submits a proposed amendment, supplement, suspension or termination for shareholder approval, such submission shall not require any future amendments, supplements, suspensions or terminations (whether or not relating to the same provision or subject matter) to be similarly submitted for shareholder approval.

8.	Effectiveness of Plan

This Plan shall become effective on the date of its adoption by the Company’s Board of Directors, subject however to approval by the holders of the Common Stock in the manner as prescribed in the Code and the regulations thereunder.  Options may be granted under this Plan prior to obtaining shareholder approval, provided such options shall not be exercisable until shareholder approval is obtained.  No grants of restricted shares may be made under the Plan prior to the receipt of shareholder approval.

9.	General Conditions

(a)           Nothing contained in this Plan or any Award granted pursuant to this Plan shall confer upon any employee the right to continue in the employ of the Company or any affiliated or subsidiary corporation or interfere in any way with the rights of the Company or any affiliated or subsidiary corporation to terminate his employment in any way.

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(b)           Nothing contained in this Plan or any Award granted pursuant to this Plan shall confer upon any director or consultant the right to continue as a director of, or consultant to, the Company or any affiliated or subsidiary corporation or interfere in any way with the rights of the Company or any affiliated or subsidiary corporation, or their respective shareholders, to terminate the directorship of any such director or the consultancy relationship of any such consultant.

(c)           Corporate action constituting an offer of stock for sale to any person under the terms of the options to be granted hereunder shall be deemed complete as of the date when the Committee authorizes the grant of the option to the such person, regardless of when the option is actually delivered to such person or acknowledged or agreed to by him.

(d)           The terms “parent corporation” and “subsidiary corporation” as used throughout this Plan, and the options granted pursuant to this Plan, shall (except as otherwise provided in the option form) have the meaning that is ascribed to that term when contained in Section 422(b) of the Code and the regulations thereunder, and the Company shall be deemed to be the grantor corporation for purposes of applying such meaning.

(e)           References in this Plan to the Code shall be deemed to also refer to the corresponding provisions of any future United States revenue law.

(f)            The use of the masculine pronoun shall include the feminine gender whenever appropriate.

(g)           To the extent restricted shares or Common Stock issued upon the exercise of options granted pursuant to the Plan have not been registered under the federal and state securities laws or an exemption is otherwise unavailable, the certificates for Common Stock to be issued pursuant to the Plan shall bear the following securities legend (the “Securities Legend”):

The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, or under applicable state securities laws.  The shares have been acquired for investment and may not be offered, sold, transferred, pledged or otherwise disposed of without an effective registration statement under the Securities Act of 1933, as amended, and under any applicable state securities laws or an opinion of counsel acceptable to the Company that the proposed transaction will be exempt from such registration.

The foregoing legend shall be removed upon registration of the legended shares under the Securities Act of 1933, as amended, and under any applicable state laws or upon receipt of any opinion of counsel acceptable to the Company that said registration is no longer required.

(h)           Each of the events specified in the following clauses (i) and (ii) of this subsection (h) shall be deemed a “change in control”:  (i) a change within a twelve-month period in the holders of more than 50% of the outstanding voting stock of the Company; or (ii) any other events deemed to constitute a “change in control” by the Committee.

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(i)            In the event of any change in the outstanding shares of the Common Stock of the Company by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Committee deems in its sole discretion to be similar circumstances, the number and kind of shares subject to options and the option price of such shares shall be appropriately adjusted and outstanding Awards shall be treated like all other outstanding shares of Common Stock.  Any shares of stock or other securities received, as a result of any of the foregoing adjustment by the Committee or as part of an adjustment provided to shareholders in general, by a participant with respect to restricted shares shall be subject to the same restrictions and the certificate(s) or other instruments representing or evidencing such shares or securities shall be legended and deposited with the Company in the manner provided in Section 5 hereof.

Adopted by the Board of Directors this 12th day of December, 2008.

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APPENDIX I

INCENTIVE STOCK OPTION

To:
Name

Address:

Date of Grant:

You are hereby granted an option, effective as of the date hereof, to purchase __________ shares of common stock (“Common Stock”) of Dorman Products, Inc. (the “Company”) at a price of $____________  per share pursuant to the Company’s 2008 Stock Option and Stock Incentive Plan (the “Plan”).

Your Option may first be exercised at any time on or after __________ for up to __% of the total number of shares subject to the Option and thereafter pursuant to the following schedule until the total number of shares subject to the Option are fully exercisable:

Vesting Date	Percent of Initial Award Vested

%

Thus, this Option is fully exercisable on or after __ years from the Date of Grant.  This Option shall terminate and is not exercisable after 10 years from the Date of Grant (the “Scheduled Termination Date”)  This Option shall be adjusted for any change in the outstanding shares of the Common Stock of the Company by reason of a stock dividend or distribution, supplemental offering of shares, stock split, combination of shares, recapitalization, merger, consolidation, exchange of shares, reorganization, conversion or what the Committee deems in its sole discretion to be similar circumstances.  No fractional shares shall be issued or delivered.

In the event of a “Change of Control” (as defined below) of the Company, your option may, from and after the date of the Change of Control, and notwithstanding the immediately preceding paragraph, be exercised for up to 100% of the total number of shares then subject to the option minus the number of shares previously purchased upon exercise of the option (as adjusted for stock dividends, stock splits, combinations of shares and what the Committee deems in its sole discretion to be similar circumstances) and your vesting date may accelerate accordingly.  A “Change of Control” shall be deemed to have occurred upon the happening of any of the following events:

1.             A change within a twelve-month period in the holders of more than 50% of the outstanding voting stock of the Company; or

2.             Any other event deemed to constitute a “Change of Control” by the Committee.

You may exercise your option by giving written notice to the Secretary of the Company on forms supplied by the Company at its then principal executive office, accompanied by payment of the option price for the total number of shares you specify that you wish to purchase.  The payment may be in any of the following forms: (a) cash, which may be evidenced by a check and includes cash received from a stock brokerage firm in a so-called “cashless exercise”; (b) unless prohibited by the Committee, certificates representing shares of Common Stock, which will be valued by the Secretary of the Company at the fair market value per share of Common Stock (as determined in accordance with the Plan) on the date of delivery of such certificates to the Company, accompanied by an assignment of the stock to the Company; or (c) unless prohibited by the Committee, any combination of cash and Common Stock valued as provided in clause (b).  Any assignment of stock shall be in a form and substance satisfactory to the Secretary of the Company, including guarantees of signature(s) and payment of all transfer taxes if the Secretary deems such guarantees necessary or desirable.

Your option will, to the extent not previously exercised by you, terminate 30 days after the date on which your employment by the Company or a Company subsidiary corporation is terminated (whether such termination be voluntary or involuntary) other than by reason of disability as defined in Section 22(e)(3) of the Internal Revenue Code of 1986, as amended (the “Code”), and the regulations thereunder, or death (but in no event later than the Scheduled Termination Date).  After the date your employment is terminated, as aforesaid, you may exercise this option only for the number of shares which you had a right to purchase and did not purchase on the date your employment terminated.  If you are employed by a Company subsidiary corporation, your employment shall be deemed to have terminated on the date your employer ceases to be a Company subsidiary corporation, unless you are on that date transferred to the Company or another Company subsidiary corporation.  Your employment shall not be deemed to have terminated if you are transferred from the Company to a Company subsidiary corporation, or vice versa, or from one Company subsidiary corporation to another Company subsidiary corporation.

If you die while employed by the Company or a Company subsidiary corporation, your executor or administrator, as the case may be, may, at any time within one year after the date of your death (but in no event later than the Scheduled Termination Date), exercise the option as to any shares which you had a right to purchase and did not purchase during your lifetime.  If your employment with the Company or a Company parent or subsidiary corporation is terminated by reason of your becoming disabled (within the meaning of Section 22(e)(3) of the Code and the regulations thereunder), you or your legal guardian or custodian may at any time within one year after the date of such termination (but in no event later than the Scheduled Termination Date), exercise the option as to any shares which you had a right to purchase and did not purchase prior to such termination.  Your executor, administrator, guardian or custodian must present proof of his authority satisfactory to the Company prior to being allowed to exercise this option.

Notwithstanding anything to the contrary contained in this option, in the event of a sale or a proposed sale of the majority of the stock or assets of the Company or a proposed Change of Control, the Committee shall have the right to terminate this option upon thirty (30) days prior written notice to you, subject to your right to exercise such option to the extent vested prior to such termination.

This option is not transferable otherwise than by will or the laws of descent and distribution, and is exercisable during your lifetime only by you, including, for this purpose, your legal guardian or custodian in the event of disability.  Until the option price has been paid in full pursuant to due exercise of this option and the purchased shares are delivered to you, you do not have any rights as a shareholder of the Company.  The Company reserves the right not to deliver to you the shares purchased by virtue of the exercise of this option during any period of time in which the Company deems, in its sole discretion, that such delivery would violate a federal, state, local or securities exchange rule, regulation or law.

Notwithstanding anything to the contrary contained herein, this option is not exercisable until all the following events occur and during the following periods of time:

(a)           Until the Plan pursuant to which this option is granted is approved by the shareholders of the Company in the manner prescribed by the Code and the regulations thereunder;

(b)           Until this option and the optioned shares are approved and/or registered with such federal, state and local regulatory bodies or agencies and securities exchanges as the Company may deem necessary or desirable;

(c)           During any period of time in which the Company deems that the exercisability of this option, the offer to sell the shares optioned hereunder, or the sale thereof, may violate a federal, state, local or securities exchange rule, regulation or law, or may cause the Company to be legally obligated to issue or sell more shares than the Company is legally entitled to issue or sell; or

(d)           Until you have paid or made suitable arrangements to pay (which may include payment through the surrender of Common Stock, unless prohibited by the Committee) (i) all federal, state and local income tax withholding required to be withheld by the Company in connection with the option exercise, and (ii) your portion of other federal, state and local payroll and other taxes due in connection with the option exercise.

The following two paragraphs shall be applicable if, on the date of exercise of this option, the Common Stock to be purchased pursuant to such exercise has not been registered under the Securities Act of 1933, as amended, and under applicable state securities laws, and shall continue to be applicable for so long as such registration has not occurred:

(a)           The optionee hereby agrees, warrants and represents that he will acquire the Common Stock to be issued hereunder for his own account for investment purposes only, and not with a view to, or in connection with, any resale or other distribution of any of such shares, except as hereafter permitted.  The optionee further agrees that he will not at any time make any offer, sale, transfer, pledge or other disposition of such Common Stock to be issued hereunder without an effective registration statement under the Securities Act of 1933, as amended, and under any applicable state securities laws or an opinion of counsel acceptable to the Company to the effect that the proposed transaction will be exempt from such registration.  The optionee shall execute such instruments, representations, acknowledgments and agreements as the Company may, in its sole discretion, deem advisable to avoid any violation of federal, state, local or securities exchange rule, regulation or law.

(b)           The certificates for Common Stock to be issued to the optionee hereunder shall bear the following legend:

The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, or under applicable state securities laws.  The shares have been acquired for investment and may not be offered, sold, transferred, pledged or otherwise disposed of without an effective registration statement under the Securities Act of 1933, as amended, and under any applicable state securities laws or an opinion of counsel acceptable to the Company that the proposed transaction will be exempt from such registration.

The foregoing legend shall be removed upon registration of the legended shares under the Securities Act of 1933, as amended, and under any applicable state laws or upon receipt of any opinion of counsel acceptable to the Company that said registration is no longer required.

The sole purpose of the agreements, warranties, representations and legend set forth in the two immediately preceding paragraphs is to prevent violations of the Securities Act of 1933, as amended, and any applicable state securities laws.

It is the intention of the Company and you that this option shall, if possible, be an “Incentive Stock Option” as that term is used in Section 422 of the Code and the regulations thereunder.  In the event this option is in any way inconsistent with the legal requirements of the Code or the regulations thereunder for an “Incentive Stock Option,” this option shall be deemed automatically amended as of the date hereof to conform to such legal requirements, if such conformity may be achieved by amendment.  If such conformity may not be achieved by amendment, such option shall be deemed to be a Non-Qualified Stock Option.

Nothing herein shall modify your status as an at-will employee of the Company.  Further, nothing herein guarantees you employment for any specified period of time.  This means that either you or the Company may terminate your employment at any time for any reason, or no reason.  You recognize that, for instance, you may terminate your employment or the Company may terminate your employment prior to the date on which your option becomes vested.

Any dispute or disagreement between you and the Company with respect to any portion of this option or its validity, construction, meaning, performance or your rights hereunder shall be settled by arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association or its successor, as amended from time to time.  However, prior to submission to arbitration you will attempt to resolve any disputes or disagreements with the Company over this option amicably and informally, in good faith, for a period not to exceed two weeks.  Thereafter, the dispute or disagreement will be submitted to arbitration.  At any time prior to a decision from the arbitrator(s) being rendered, you and the Company may resolve the dispute by settlement.  You and the Company shall equally share the costs charged by the American Arbitration Association or its successor, but you and the Company shall otherwise be solely responsible for your own respective counsel fees and expenses.  The decision of the arbitrator(s) shall be made in writing, setting forth the award, the reasons for the decision and award and shall be binding and conclusive on you and the Company.  Further, neither you nor the Company shall appeal any such award.  Judgment of a court of competent jurisdiction may be entered upon the award and may be enforced as such in accordance with the provisions of the award.

This option shall be subject to the terms of the Plan in effect on the date this option is granted, which terms are hereby incorporated herein by reference and made a part hereof. In the event of any conflict between the terms of this option and the terms of the Plan in effect on the date of this option, the terms of the Plan shall govern.  This option constitutes the entire understanding between the Company and you with respect to the subject matter hereof and no amendment, supplement or waiver of this option, in whole or in part, shall be binding upon the Company unless in writing and signed by an authorized officer of the Company.  This option and the performances of the parties hereunder shall be construed in accordance with and governed by the laws of the Commonwealth of Pennsylvania.

Please sign the copy of this option and return it to the Company’s Secretary, thereby indicating your understanding of and agreement with its terms and conditions.

DORMAN PRODUCTS, INC.

By:

I hereby acknowledge receipt of a copy of the foregoing stock option and the 2008 Stock Option and Stock Incentive Plan and, having read them hereby signify my understanding of, and my agreement with, its terms and conditions.  I accept this option in full satisfaction of any previous written or verbal promises made to me by the Company with respect to option grants.

(Date)	(Signature)

APPENDIX II

NON-QUALIFIED STOCK OPTION FOR OFFICERS
AND OTHER KEY EMPLOYEES

To:
Name

Address:

Date of Grant:

You are hereby granted an option, effective as of the date hereof, to purchase __________ shares of common stock (“Common Stock”) of Dorman Products, Inc. (the “Company”) at a price of $_______ per share pursuant to the Company’s 2008 Stock Option and Stock Incentive Plan (the “Plan”).

Your Option may first be exercised at any time on or after ________ for up to ___% of the total number of shares subject to the Option and thereafter pursuant to the following schedule until the total number of shares subject to the Option are fully exercisable:

Vesting Date	Percent of Initial Award Vested

%

Thus, this Option is fully exercisable on or after __ years from the Date of Grant.  This Option shall terminate and is not exercisable after 10 years from the Date of Grant (the “Scheduled Termination Date”).  This Option shall be adjusted for any change in the outstanding shares of the Common Stock of the Company by reason of a stock dividend or distribution, supplemental offering of shares, stock split, combination of shares, recapitalization, merger, consolidation, exchange of shares, reorganization, conversion or what the Committee deems in its sole discretion to be similar circumstances.  No fractional shares shall be issued or delivered.

In the event of a “Change of Control” (as defined below) of the Company, your option may, from and after the date of the Change of Control, and notwithstanding the immediately preceding paragraph, be exercised for up to 100% of the total number of shares then subject to the option minus the number of shares previously purchased upon exercise of the option (as adjusted for stock dividends, stock splits, combinations of shares and what the Committee deems in its sole discretion to be similar circumstances) and your vesting date may accelerate accordingly.  A “Change of Control” shall be deemed to have occurred upon the happening of any of the following events:

1.            A change within a twelve-month period in the holders of more than 50% of the outstanding voting stock of the Company; or

2.	Any other event deemed to constitute a “Change of Control” by the Committee.

You may exercise your option by giving written notice to the Secretary of the Company on forms supplied by the Company at its then principal executive office, accompanied by payment of the option price for the total number of shares you specify that you wish to purchase.  The payment may be in any of the following forms: (a) cash, which may be evidenced by a check and includes cash received from a stock brokerage firm in a so-called “cashless exercise”; (b) unless prohibited by the Committee, certificates representing shares of Common Stock, which will be valued by the Secretary of the Company at the fair market value per share of Common Stock (as determined in accordance with the Plan) on the date of delivery of such certificates to the Company, accompanied by an assignment of the stock to the Company; or (c) unless prohibited by the Committee, any combination of cash and Common Stock valued as provided in clause (b).  Any assignment of stock shall be in a form and substance satisfactory to the Secretary of the Company, including guarantees of signature(s) and payment of all transfer taxes if the Secretary deems such guarantees necessary or desirable.

Your option will, to the extent not previously exercised by you, terminate 30 days after the date on which your employment by the Company or a Company subsidiary corporation is terminated (whether such termination be voluntary or involuntary) other than by reason of disability as defined in Section 22(e)(3) of the Internal Revenue Code of 1986, as amended (the “Code”), and the regulations thereunder, or death (but in no event later than the Scheduled Termination Date).  After the date your employment is terminated, as aforesaid, you may exercise this option only for the number of shares which you had a right to purchase and did not purchase on the date your employment terminated.  If you are employed by a Company subsidiary corporation, your employment shall be deemed to have terminated on the date your employer ceases to be a Company subsidiary corporation, unless you are on that date transferred to the Company or another Company subsidiary corporation.  Your employment shall not be deemed to have terminated if you are transferred from the Company to a Company subsidiary corporation, or vice versa, or from one Company subsidiary corporation to another Company subsidiary corporation.

If you die while employed by the Company or a Company subsidiary corporation, your executor or administrator, as the case may be, may, at any time within one year after the date of your death (but in no event later than the Scheduled Termination Date), exercise the option as to any shares which you had a right to purchase and did not purchase during your lifetime.  If your employment with the Company or a Company parent or subsidiary corporation is terminated by reason of your becoming disabled (within the meaning of Section 22(e)(3) of the Code and the regulations thereunder), you or your legal guardian or custodian may at any time within one year after the date of such termination (but in no event later than the Scheduled Termination Date), exercise the option as to any shares which you had a right to purchase and did not purchase prior to such termination.  Your executor, administrator, guardian or custodian must present proof of his authority satisfactory to the Company prior to being allowed to exercise this option.

In the event of any change in the outstanding shares of the Common Stock of the Company by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Committee deems in its sole discretion to be similar circumstances, the number and kind of shares subject to this option and the option price of such shares shall be appropriately adjusted in a manner to be determined in the sole discretion of the Committee.

Notwithstanding anything to the contrary contained in this option, in the event of a sale or a proposed sale of the majority of the stock or assets of the Company or a proposed Change of Control, the Committee shall have the right to terminate this option upon thirty (30) days prior written notice to you, subject to your right to exercise such option to the extent vested prior to such termination.

Except for transfers to ___________ under the terms set forth in the Plan, this option is not transferable otherwise than by will or the laws of descent and distribution, and is exercisable during your lifetime only by you, including, for this purpose, your legal guardian or custodian in the event of disability.  Until the option price has been paid in full pursuant to due exercise of this option and the purchased shares are delivered to you, you do not have any rights as a shareholder of the Company.  The Company reserves the right not to deliver to you the shares purchased by virtue of the exercise of this option during any period of time in which the Company deems, in its sole discretion, that such delivery would violate a federal, state, local or securities exchange rule, regulation or law.

Notwithstanding anything to the contrary contained herein, this option is not exercisable until all the following events occur and during the following periods of time:

(a)           Until the Plan pursuant to which this option is granted is approved by the shareholders of the Company in the manner prescribed by the Code and the regulations thereunder;

(b)           Until this option and the optioned shares are approved and/or registered with such federal, state and local regulatory bodies or agencies and securities exchanges as the Company may deem necessary or desirable;

(c)           During any period of time in which the Company deems that the exercisability of this option, the offer to sell the shares optioned hereunder, or the sale thereof, may violate a federal, state, local or securities exchange rule, regulation or law, or may cause the Company to be legally obligated to issue or sell more shares than the Company is legally entitled to issue or sell; or

(d)           Until you have paid or made suitable arrangements to pay (which may include payment through the surrender of Common Stock, unless prohibited by the Committee) (i) all federal, state and local income tax withholding required to be withheld by the Company in connection with the option exercise and (ii) your portion of other federal, state and local payroll and other taxes due in connection with the option exercise.

The following two paragraphs shall be applicable if, on the date of exercise of this option, the Common Stock to be purchased pursuant to such exercise has not been registered under the Securities Act of 1933, as amended, and under applicable state securities laws, and shall continue to be applicable for so long as such registration has not occurred:

(a)           The optionee hereby agrees, warrants and represents that he will acquire the Common Stock to be issued hereunder for his own account for investment purposes only, and not with a view to, or in connection with, any resale or other distribution of any of such shares, except as hereafter permitted.  The optionee further agrees that he will not at any time make any offer, sale, transfer, pledge or other disposition of such Common Stock to be issued hereunder without an effective registration statement under the Securities Act of 1933, as amended, and under any applicable state securities laws or an opinion of counsel acceptable to the Company to the effect that the proposed transaction will be exempt from such registration.  The optionee shall execute such instruments, representations, acknowledgments and agreements as the Company may, in its sole discretion, deem advisable to avoid any violation of federal, state, local or securities exchange rule, regulation or law.

(b)           The certificates for Common Stock to be issued to the optionee hereunder shall bear the following legend:

The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, or under applicable state securities laws.  The shares have been acquired for investment and may not be offered, sold, transferred, pledged or otherwise disposed of without an effective registration statement under the Securities Act of 1933, as amended, and under any applicable state securities laws or an opinion of counsel acceptable to the Company that the proposed transaction will be exempt from such registration.

The foregoing legend shall be removed upon registration of the legended shares under the Securities Act of 1933, as amended, and under any applicable state laws or upon receipt of any opinion of counsel acceptable to the Company that said registration is no longer required.

The sole purpose of the agreements, warranties, representations and legend set forth in the two immediately preceding paragraphs is to prevent violations of the Securities Act of 1933, as amended, and any applicable state securities laws.

It is the intention of the Company and you that this option shall not be an “Incentive Stock Option” as that term is used in Section 422 of the Code and the regulations thereunder.

Nothing herein shall modify your status as an at-will employee of the Company.  Further, nothing herein guarantees you employment for any specified period of time.  This means that either you or the Company may terminate your employment at any time for any reason, or no reason.  You recognize that, for instance, you may terminate your employment or the Company may terminate your employment prior to the date on which your option becomes vested.

Any dispute or disagreement between you and the Company with respect to any portion of this option or its validity, construction, meaning, performance or your rights hereunder shall be settled by arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association or its successor, as amended from time to time.  However, prior to submission to arbitration you will attempt to resolve any disputes or disagreements with the Company over this option amicably and informally, in good faith, for a period not to exceed two weeks.  Thereafter, the dispute or disagreement will be submitted to arbitration.  At any time prior to a decision from the arbitrator(s) being rendered, you and the Company may resolve the dispute by settlement.  You and the Company shall equally share the costs charged by the American Arbitration Association or its successor, but you and the Company shall otherwise be solely responsible for your own respective counsel fees and expenses.  The decision of the arbitrator(s) shall be made in writing, setting forth the award, the reasons for the decision and award and shall be binding and conclusive on you and the Company.  Further, neither you nor the Company shall appeal any such award.  Judgment of a court of competent jurisdiction may be entered upon the award and may be enforced as such in accordance with the provisions of the award.

This option shall be subject to the terms of the Plan in effect on the date this option is granted, which terms are hereby incorporated herein by reference and made a part hereof. In the event of any conflict between the terms of this option and the terms of the Plan in effect on the date of this option, the terms of the Plan shall govern.  This option constitutes the entire understanding between the Company and you with respect to the subject matter hereof and no amendment, supplement or waiver of this option, in whole or in part, shall be binding upon the Company unless in writing and signed by an authorized officer of the Company.  This option and the performances of the parties hereunder shall be construed in accordance with and governed by the laws of the Commonwealth of Pennsylvania.

Please sign the copy of this option and return it to the Company’s Secretary, thereby indicating your understanding of and agreement with its terms and conditions.

DORMAN PRODUCTS, INC.

By:

I hereby acknowledge receipt of a copy of the foregoing stock option and the 2008 Stock Option and Stock Incentive Plan and, having read them hereby signify my understanding of, and my agreement with, its terms and conditions.  I accept this option in full satisfaction of any previously written or verbal promises made to me by the Company with respect to option grants.

(Date)	(Signature)

APPENDIX III

NON-QUALIFIED STOCK OPTION FOR OUTSIDE DIRECTORS
AND IMPORTANT CONSULTANTS AND/OR ADVISORS

To:
Name

Address:

Date of Grant:

You are hereby granted an option, effective as of the date hereof, to purchase __________ shares of common stock (“Common Stock”) of Dorman Products, Inc. (the “Company”), at a price of $_______  per share pursuant to the Company’s 2008 Stock Option and Stock Incentive Plan (the “Plan”).

Your Option may first be exercised at any time on or after ______ for up to __% of the total number of shares subject to the Option and thereafter pursuant to the following schedule until the total number of shares subject to the Option are fully exercisable:

Vesting Date	Percent of Initial Award Vested

%

Thus, this Option is fully exercisable on or after __ years from the Date of Grant.  This Option shall terminate and is not exercisable after 10 years from the Date of Grant (the “Scheduled Termination Date”).  This Option shall be adjusted for any change in the outstanding shares of the Common Stock of the Company by reason of a stock dividend or distribution, supplemental offering of shares, stock split, combination of shares, recapitalization, merger, consolidation, exchange of shares, reorganization, conversion or what the Committee deems in its sole discretion to be similar circumstances.  No fractional shares shall be issued or delivered.

In the event of a “Change of Control” (as defined below) of the Company, your option may, from and after the date of the Change of Control, and notwithstanding the immediately preceding paragraph, be exercised for up to 100% of the total number of shares then subject to the option minus the number of shares previously purchased upon exercise of the option (as adjusted for stock dividends, stock splits, combinations of shares and what the Committee deems in its sole discretion to be similar circumstances) and your vesting date may accelerate accordingly.  A “Change of Control” shall be deemed to have occurred upon the happening of any of the following events:

1.             A change within a twelve-month period in the holders of more than 50% of the outstanding voting stock of the Company; or

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2.             Any other event deemed to constitute a “Change of Control” by the Committee.

You may exercise your option by giving written notice to the Secretary of the Company on forms supplied by the Company at its then principal executive office, accompanied by payment of the option price for the total number of shares you specify that you wish to purchase.  The payment may be in any of the following forms: (a) cash, which may be evidenced by a check and includes cash received from a stock brokerage firm in a so-called “cashless exercise”; (b) unless prohibited by the Committee, certificates representing shares of Common Stock, which will be valued by the Secretary of the Company at the fair market value per share of  Common Stock (as determined in accordance with the Plan) on the date of delivery of such certificates to the Company, accompanied by an assignment of the stock to the Company; or (c) unless prohibited by the Committee, any combination of cash and Common Stock valued as provided in clause (b).  Any assignment of stock shall be in a form and substance satisfactory to the Secretary of the Company, including guarantees of signature(s) and payment of all transfer taxes if the Secretary deems such guarantees necessary or desirable.

Your option will, to the extent not previously exercised by you, terminate 30 days after the date on which you cease for any reason to be a director of, or consultant to, the Company or a subsidiary corporation (whether by death, disability, resignation, removal, failure to be reappointed, reelected or otherwise, or the expiration of any consulting arrangement, and regardless of whether the failure to continue as a director or consultant was for cause or without cause or otherwise), but in no event later than ten years from the date this option is granted.  After the date you cease to be a director or consultant, you may exercise this option only for the number of shares which you had a right to purchase and did not purchase on the date you ceased to be a director or consultant.  If you are a director of a subsidiary corporation, your directorship shall be deemed to have terminated on the date such company ceases to be a subsidiary corporation, unless you are also a director of the Company or another subsidiary corporation, or on that date became a director of the Company or another subsidiary corporation.  Your directorship or consultancy shall not be deemed to have terminated if you cease being a director of, or consultant to, the Company or a subsidiary corporation but are or concurrently therewith become (a) a director of, or consultant to, the Company or another subsidiary corporation or (b) an employee of the Company or a subsidiary corporation.

In the event of any change in the outstanding shares of the Common Stock of the Company by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Committee deems in its sole discretion to be similar circumstances, the number and kind of shares subject to this option and the option price of such shares shall be appropriately adjusted in a manner to be determined in the sole discretion of the Committee.

Notwithstanding anything to the contrary contained in this option, in the event of a sale or a proposed sale of the majority of the stock or assets of the Company or a proposed Change of Control, the Committee shall have the right to terminate this option upon thirty (30) days prior written notice to you, subject to your right to exercise such option to the extent vested prior to such termination.

III-2

Except for transfers to __________ under the terms set forth in the Plan, this option is not transferable otherwise than by will or the laws of descent and distribution, and is exercisable during your lifetime only by you, including, for this purpose, your legal guardian or custodian in the event of disability.  Until the option price has been paid in full pursuant to due exercise of this option and the purchased shares are delivered to you, you do not have any rights as a shareholder of the Company.  The Company reserves the right not to deliver to you the shares purchased by virtue of the exercise of this option during any period of time in which the Company deems, in its sole discretion, that such delivery would violate a federal, state, local or securities exchange rule, regulation or law.

Notwithstanding anything to the contrary contained herein, this option is not exercisable until all the following events occur and during the following periods of time:

(a)           Until the Plan pursuant to which this option is granted is approved by the shareholders of the Company in the manner prescribed by the Code and the regulations thereunder;

(b)           Until this option and the optioned shares are approved and/or registered with such federal, state and local regulatory bodies or agencies and securities exchanges as the Company may deem necessary or desirable;

(c)           During any period of time in which the Company deems that the exercisability of this option, the offer to sell the shares optioned hereunder, or the sale thereof, may violate a federal, state, local or securities exchange rule, regulation or law, or may cause the Company to be legally obligated to issue or sell more shares than the Company is legally entitled to issue or sell; or

(d)           Until you have paid or made suitable arrangements to pay (which may include payment through the surrender of Common Stock, unless prohibited by the Committee) (i) all federal, state and local income tax withholding required to be withheld by the Company in connection with the option exercise and (ii) your  portion of other federal, state and local payroll and other taxes due in connection with the option exercise.

The following two paragraphs shall be applicable if, on the date of exercise of this option, the Common Stock to be purchased pursuant to such exercise has not been registered under the Securities Act of 1933, as amended, and under applicable state securities laws, and shall continue to be applicable for so long as such registration has not occurred:

(a)           The optionee hereby agrees, warrants and represents that he will acquire the Common Stock to be issued hereunder for his own account for investment purposes only, and not with a view to, or in connection with, any resale or other distribution of any of such shares, except as hereafter permitted.  The optionee further agrees that he will not at any time make any offer, sale, transfer, pledge or other disposition of such Common Stock to be issued hereunder without an effective registration statement under the Securities Act of 1933, as amended, and under any applicable state securities laws or an opinion of counsel acceptable to the Company to the effect that the proposed transaction will be exempt from such registration. The optionee shall execute such instruments, representations, acknowledgements and agreements as the Company may, in its sole discretion, deem advisable to avoid any violation of federal, state, local or securities exchange rule, regulation or law.

III-3

(b)           The certificates for Common Stock to be issued to the optionee hereunder shall bear the following legend:

The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, or under applicable state securities laws.  The shares have been acquired for investment and may not be offered, sold, transferred, pledged or otherwise disposed of without an effective registration statement under the Securities Act of 1933, as amended, and under any applicable state securities laws or an opinion of counsel acceptable to the Company that the proposed transaction will be exempt from such registration.

The foregoing legend shall be removed upon registration of the legended shares under the Securities Act of 1933, as amended, and under any applicable state laws or upon receipt of any opinion of counsel acceptable to the Company that said registration is no longer required.

The sole purpose of the agreements, warranties, representations and legend set forth in the two immediately preceding paragraphs is to prevent violations of the Securities Act of 1933, as amended, and any applicable state securities laws.

It is the intention of the Company and you that this option shall not be an “Incentive Stock Option” as that term is used in Section 422 of the Code and the regulations thereunder.

Any dispute or disagreement between you and the Company with respect to any portion of this option or its validity, construction, meaning, performance or your rights hereunder shall be settled by arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association or its successor, as amended from time to time.  However, prior to submission to arbitration you will attempt to resolve any disputes or disagreements with the Company over this option amicably and informally, in good faith, for a period not to exceed two weeks.  Thereafter, the dispute or disagreement will be submitted to arbitration.  At any time prior to a decision from the arbitrator(s) being rendered, you and the Company may resolve the dispute by settlement.  You and the Company shall equally share the costs charged by the American Arbitration Association or its successor, but you and the Company shall otherwise be solely responsible for your own respective counsel fees and expenses.  The decision of the arbitrator(s) shall be made in writing, setting forth the award, the reasons for the decision and award and shall be binding and conclusive on you and the Company.  Further, neither you nor the Company shall appeal any such award.  Judgment of a court of competent jurisdiction may be entered upon the award and may be enforced as such in accordance with the provisions of the award.

This option shall be subject to the terms of the Plan in effect on the date this option is granted, which terms are hereby incorporated herein by reference and made a part hereof. In the event of any conflict between the terms of this option and the terms of the Plan in effect on the date of this option, the terms of the Plan shall govern.  This option constitutes the entire understanding between the Company and you with respect to the subject matter hereof and no amendment, supplement or waiver of this option, in whole or in part, shall be binding upon the Company unless in writing and signed by an authorized officer of the Company.  This option and the performances of the parties hereunder shall be construed in accordance with and governed by the laws of the Commonwealth of Pennsylvania.

III-4

Please sign the copy of this option and return it to the Company’s Secretary, thereby indicating your understanding of and agreement with its terms and conditions.

DORMAN PRODUCTS, INC.

By:

I hereby acknowledge receipt of a copy of the foregoing stock option and the 2008 Stock Option and Stock Incentive Plan and, having read them hereby signify my understanding of, and my agreement with, its terms and conditions.  I accept this option in full satisfaction of any previous written or verbal promises made to me by the Company with respect to option grants.

(Date)	(Signature)

III-5

APPENDIX IV

RESTRICTED STOCK AGREEMENT

RS No. ______________

An Award of Restricted Stock is hereby awarded on ___________, 20__ (the “Award Date”) by Dorman Products, Inc. (the “Company”), to ___________________ (the “Grantee”), in accordance with the following terms and conditions and the conditions contained in the Company’s 2008 Stock Option and Stock Incentive Plan (the “Plan”):

1.             Share Award.  The Company hereby awards the Grantee ___________ shares (the “Shares”) of common stock of the Company (the “Common Stock”) pursuant to the Plan, as the same may from time to time be amended, and upon the terms and conditions and subject to the restrictions therein and hereinafter set forth.  A copy of the Plan as currently in effect is incorporated herein by reference and is attached hereto.

2.             Restrictions on Transfer and Restricted Period.  During the period (the “Restricted Period”) commencing on the Award Date and terminating on _________________, 20__, the Shares may not be sold, assigned, transferred, pledged, or otherwise encumbered by the Grantee, except as hereinafter provided.

Except as set forth below, the Restricted Period with respect to the Shares will lapse (i.e. such Shares shall vest) at a rate of twenty percent (20%) of the initial award on the first anniversary of the date of grant and twenty percent (20%) of the initial award per year thereafter, on each subsequent anniversary of the grant date, provided that the Grantee has maintained Continuous Service (as defined in the Plan) since the Award Date [and/or] attains the Performance Standards described in Annex A hereto.  Subject to the restrictions set forth in the Plan, the Committee referred to in Section 4 of the Plan or its successor (the “Committee”) shall have the authority, in its discretion, to accelerate the time at which any or all of the restrictions shall lapse with respect to any Shares thereto, or to remove any or all of such restriction, whenever the Committee may determine that such action is appropriate by reason of changes in applicable tax or other laws, or other changes in circumstances occurring after the commencement of the Restricted Period.

3.             Termination of Service.  Except as provided in Section 9 below, if the Grantee ceases to maintain “Continuous Service” (as defined in the Plan) for any reason other than death or disability, all Shares which at the time of such termination of Continuous Service are subject to the restrictions imposed by Section 2 above shall upon such termination of Continuous Service be forfeited to the Company.  If the Grantee ceases to maintain “Continuous Service” (as defined in the Plan) by reason of death or disability, the Shares then still subject to restrictions imposed by Section 2 will be free of those restrictions and shall not be forfeited.

4.             Certificates for the Shares.  The Company shall issue a certificate (or certificates) in the name of the Grantee with respect to the Shares, and shall hold such certificate (or certificates) on deposit for the account of the Grantee until the expiration of the Restricted Period with respect to the Shares represented thereby.  Such certificate (or certificates) shall bear the following restricted legend (the “Restricted Legend”):

The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) contained in the 2008 Stock Option and Stock Incentive Plan of Dorman Products, Inc.  Copies of such Plan are on file in the office of the Secretary of Dorman Products, Inc., 3400 East Walnut Street, Colman, Pennsylvania 18915.

The Grantee further agrees that simultaneously with the execution of the Agreement, the Grantee shall execute stock powers in favor of the Company with respect to the Shares and that the Grantee shall promptly deliver such stock powers to the Company.

The following two paragraphs shall be applicable if, on the Award Date, the Common Stock subject to such Award has not been registered under the Securities Act of 1933, as amended, and under applicable state securities laws, and shall continue to be applicable for so long as such registration has not occurred:

The Grantee hereby agrees, warrants and represents that Grantee is acquiring the Common Stock to be issued pursuant to this Agreement for Grantee’s own account for investment purposes only, and not with a view to, or in connection with, any resale or other distribution of any of such shares, except as hereafter permitted.  The Grantee further agrees that Grantee will not at any time make any offer, sale, transfer, pledge or other disposition of such Common Stock to be issued hereunder without an effective registration statement under the Securities Act of 1933, as amended, and under any applicable state securities laws or an opinion of counsel acceptable to the Company to the effect that the proposed transaction will be exempt from such registration.  The Grantee shall execute such instruments, representations, acknowledgments and agreements as the Company may, in its sole discretion, deem advisable to avoid any violation of federal, state, local or securities exchange rule, regulation or law.

The certificates for Common Stock to be issued pursuant to this Agreement shall bear the following securities legend (the “Securities Legend”):

The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, or under applicable state securities laws.  The shares have been acquired for investment and may not be offered, sold, transferred, pledged or otherwise disposed of without an effective registration statement under the Securities Act of 1933, as amended, and under any applicable state securities laws or an opinion of counsel acceptable to the Company that the proposed transaction will be exempt from such registration.

The Securities Legend shall be removed upon registration of the legended shares under the Securities Act of 1933, as amended, and under any applicable state laws or upon receipt of any opinion of counsel acceptable to the Company that said registration is no longer required.

The sole purpose of the agreements, warranties, representations and legend set forth in the two immediately preceding paragraphs is to prevent violations of the Securities Act of 1933, as amended, and any applicable state securities laws.

5.             Grantee’s Rights.  Except as otherwise provided herein, the Grantee, as owner of the Shares, shall have all rights of a shareholder.  During any Restricted Period, the Grantee shall be entitled to vote such Shares as to which the Restricted Period has not yet lapsed or expired (the “Restricted Shares”) in Grantee’s sole discretion, at any annual and special meetings of the shareholders of the Company and at any continuations and adjournments of such meetings, upon any matters coming before such meetings or adjournments.

6.             Cash Dividends.  Cash dividends, if any, paid on the Restricted Shares shall be held by the Company for the account of the Grantee and paid to the Grantee upon the expiration of the Restricted Period or upon the death or disability of the Grantee.  All such withheld dividends shall earn interest at an annual rate determined by the Committee.

7.             Expiration of Restricted Period.  Upon the lapse or expiration of the Restricted Period with respect to any portion of the Shares, the Company shall deliver to the Grantee (or in the case of a deceased Grantee, to Grantee’s legal representative) the certificate in respect of such Shares and the related stock powers held by the Company pursuant to Section 4 above.  The Shares as to which the Restricted Period shall have lapsed or expired shall be free of the restrictions referred to in Section 2 above and such certificate shall not bear the Restricted Legend provided for in Section 4 above.  Notwithstanding the foregoing, the Securities Legend described in Section 4 shall continue to be included on the certificates as long as registration has not occurred.

8.             Adjustments for Changes in Capitalization of the Company.  In the event of any change in the outstanding shares of Common Stock by reason of any reorganization, recapitalization, stock split, stock dividend, combination or exchange of shares, merger, consolidation, or any change in the corporate structure of the Company or in the shares of Common Stock, the number and class of Shares covered by this Agreement shall be appropriately adjusted by the Committee in the same manner as other outstanding shares are adjusted.   Any shares of Common Stock or other securities received, as a result of the foregoing, by the Grantee with respect to Shares subject to the restrictions contained in Section 2 above also shall be subject to such restrictions and the certificate or other instruments representing or evidencing such shares or securities shall be legended and deposited with the Company in the manner provided in Section 4 above.

9.             Change in Control.  If the “Continuous Service” (as defined in the Plan) of the Grantee is involuntarily terminated for whatever reason, other than for cause (as defined by the Committee), at any time within 18 months of a “change in control” (as defined in the Plan), the Restricted Period with respect to all Shares shall lapse upon such termination and all Shares shall become fully vested in the Grantee.

10.           Delivery and Registration of Shares of Common Stock.  The Company’s obligation to deliver Shares hereunder shall be conditioned upon the receipt of a representation as to the investment intention of the Grantee or any other person to whom such Shares are to be delivered, in such form as the Committee shall determine to be necessary or advisable to comply with the provisions of the Securities Act of 1933, as amended, or any other Federal, state or local securities legislation or regulation.  Any representation regarding investment intent shall become inoperative upon the registration of such shares or other action eliminating the necessity of such representation under such Securities Act or other securities regulation.

The Company shall not be required to deliver any Shares under the Plan prior to the completion of such registration or other qualification of such Shares under any state or federal law, rule or regulation, as the Committee shall determine to be necessary or advisable.

11.           Plan and Plan Interpretations as Controlling.  The Shares hereby awarded and the terms and conditions herein set forth are subject in all respects to the terms and conditions of the Plan, which are controlling.  All determinations and interpretations by the Committee shall be binding and conclusive upon the Grantee or Grantee’s legal representatives with regard to any question arising hereunder or under the Plan.

12.           Grantee Service.  Nothing in this Agreement shall limit the right of the Company or any of its Affiliates to terminate the Grantee’s service as an officer or employee, or otherwise impose upon the Company or any of its Affiliates any obligation to employ or accept the services of the Grantee.

13.           Withholding and Social Security Taxes.  Upon the termination of any Restricted Period with respect to any Shares (or any such earlier time, if any, that an election is made under Section 83(b) of the Code, or any successor provision thereto, to include the value of such Shares in taxable income), the Company shall have the right to withhold from the Grantee’s compensation an amount sufficient to fulfill its or its Affiliate’s obligations for any applicable withholding and employment taxes.  Alternatively, the Company may require the Grantee to pay the Company the amount of any taxes which the Company is required to withhold with respect to the Shares, or, in lieu thereof, to retain or sell without notice a sufficient number of Shares to cover the amount required to be withheld.  The Company shall withhold from any cash dividends paid on the Restricted Stock an amount sufficient to cover taxes owed as a result of the dividend payment.  The Company’s method of satisfying its withholding obligations shall be solely in the discretion of the Company, subject to applicable federal, state and local laws.

14.           Tax Consequences.  Grantee has reviewed with Grantee’s own tax advisors the federal, state, local and foreign tax consequences of this investment and the transactions contemplated by this Agreement.  Grantee is relying solely on such advisors and not on any statements or representations of Company or any of its agents.  Grantee understands that Grantee (and not Company) shall be responsible for Grantee’s own tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement.  Grantee understands that Section 83 of the Internal Revenue Code of 1986, as amended (the “Code”), taxes (as ordinary income) the fair market value of the Shares as of the date any “restrictions” on the Shares lapse.  To the extent that a grant hereunder is not otherwise an exempt transaction for purposes of Section 16(b) of the Securities and Exchange Act of 1934, as amended (the “1934 Act”), with respect to officers, directors and 10% shareholders, a “restriction” on the Shares includes for these purposes the period after the grant of the Shares during which such officers, directors and 10% shareholders could be subject to suit under Section 16(b) of the 1934 Act.  Alternatively, Grantee understands that Grantee may elect to be taxed at the time the Shares are granted rather than when the restrictions on the Shares lapse, or the Section 16(b) period expires, by filing an election under Section 83(b) of the Code with the I.R.S. within 30 days from the date of grant.

GRANTEE ACKNOWLEDGES THAT IT IS GRANTEE’S SOLE RESPONSIBILITY AND NOT THE COMPANY’S TO FILE TIMELY THE ELECTION AVAILABLE TO GRANTEE UNDER SECTION 83(B) OF THE CODE, EVEN IF GRANTEE REQUESTS THAT THE COMPANY OR ITS REPRESENTATIVES MAKE THIS FILING ON GRANTEE’S BEHALF.

15.           Arbitration.  Any dispute or disagreement between Grantee and the Company with respect to any portion of this Agreement or its validity, construction, meaning, performance or Grantee’s rights hereunder shall be settled by arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association (“AAA”) or its successor, as amended from time to time by a sole arbitrator.  However, prior to submission to arbitration Grantee agrees to attempt to resolve any disputes or disagreements with the Company over this Agreement amicably and informally, in good faith, for a period not to exceed 14 days.  Thereafter, the dispute or disagreement will be submitted to arbitration.  The arbitrator shall be independent and impartial, mutually acceptable to the parties and appointed by AAA.  The arbitration shall be held in Philadelphia, Pennsylvania or such other location as the parties may agree.  At any time prior to a decision from the sole arbitrator being rendered, Grantee and the Company may resolve the dispute by settlement.  The Grantee and the Company shall equally share the arbitrator’s fee and the costs charged by the AAA or its successor, but Grantee and the Company shall otherwise be solely responsible for their own respective counsel fees and expenses.  The decision of the sole arbitrator shall be made in writing, setting forth the award, the reasons for the decision and award and shall be binding and conclusive on Grantee and the Company.  Further, neither Grantee nor the Company shall appeal any such award.  Judgment of a court of competent jurisdiction may be entered upon the Award and may be enforced as such in accordance with the provisions of the Award.

16.           Amendment/Choice of Law.  This Agreement constitutes the entire understanding between the Company and the Grantee with respect to the subject matter hereof and no amendment, supplement or waiver of this Agreement, in whole or in part, shall be binding upon the Company unless in writing and signed by an authorized officer of the Company.  This Agreement and the performances of the parties hereunder shall be construed in accordance with and governed by the laws of the Commonwealth of Pennsylvania.

17.           Grantee Acceptance.  The Grantee shall signify Grantee’s acceptance of the terms and conditions of this Agreement by signing in the space provided below and signing the attached stock powers and returning a signed copy of this Agreement and the original attached stock powers to the Company.  IF A FULLY EXECUTED COPY HEREOF AND THE ATTACHED STOCK POWERS HAVE NOT BEEN RECEIVED BY THE COMPANY, THE COMPANY HAS THE RIGHT TO REVOKE THIS AWARD, AND AVOID ALL OBLIGATIONS UNDER THIS AGREEMENT.

IN WITNESS WHEREOF, the parties hereto have caused this Restricted Stock Agreement to be executed as of the date first above written.

DORMAN PRODUCTS, INC.

By:

Name:

Title:

ACCEPTED:

(Street Address)

(City, State & Zip Code)

STOCK POWER

For value received, I hereby sell, assign, and transfer to Dorman Products, Inc. (the “Company”) ____________ shares of the common stock of the Company, standing in my name on the books and records of the aforesaid Company, represented by Certificate No. _____ and do hereby irrevocably constitute and appoint the Secretary of the Company attorney, with full power of substitution, to transfer this stock on the books and records of the aforesaid Company.

Dated:

In the presence of:

Name